Filed Pursuant to Rule 497(c)

File No. 33-51308

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2003

(as Supplemented March 20, 2003)

GE FUNDS

3003 Summer Street, Stamford, Connecticut 06905

For information, call (800) 242-0134

* GE U.S. Equity Fund	* GE Premier Research Equity Fund
* GE Value Equity Fund	* GE Premier International Equity Fund
* GE Mid-Cap Growth Fund	* GE Premier Value Equity Fund
* GE Mid-Cap Value Equity Fund	* GE International Fixed Income Fund
* GE Small-Cap Growth Equity Fund	* GE Fixed Income Fund
* GE Small-Cap Value Equity Fund	* GE Government Securities Fund
* GE S&P 500 Index Fund	* GE Short-Term Government Fund
* GE Global Equity Fund	* GE Tax-Exempt Fund
* GE International Equity Fund	* GE High Yield Fund
* GE Europe Equity Fund	* GE Strategic Investment Fund
* GE Premier Growth Equity Fund	* GE Money Market Fund

This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectus of GE Funds (the “Trust”) dated January 29, 2003 (the “Prospectus”), and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust listed above (“Funds”) may be obtained without charge by calling the Trust at the telephone number listed above. The Trust’s financial statements for the fiscal year ended September 30, 2002 and the Auditor’s Report thereon are incorporated by reference to the Trust’s Annual Report. In addition, the annual report dated October 31, 1996 for certain Investor Trust Funds which are predecessor funds to the GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund, and GE Government Securities Fund is incorporated herein by reference. Each of these Reports may be obtained without charge by calling the Trust at the telephone number listed above. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust at P.O. Box 120065, Stamford, CT 06912-0065. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objectives and principal investment strategies of the following diversified open-end Funds: GE U.S. Equity Fund (the “U.S. Equity Fund”), GE Value Equity Fund (the “Value Equity Fund”), GE Mid-Cap Growth Fund (the “Mid-Cap Growth Fund”), GE Mid-Cap Value Equity Fund (the “Mid-Cap Value Fund”), GE Small-Cap Value Equity Fund (the “Small-Cap Value Fund”), GE S&P 500 Index Fund (“S&P 500 Index Fund”),1 GE Global Equity Fund (the “Global Fund”), GE International Equity Fund (the “International Fund”), GE Europe Equity Fund (the “Europe Fund”), GE Premier Growth Equity Fund (the “Premier Fund”), GE Premier Research Equity Fund (“Premier Research Fund”), GE Premier International Equity Fund (“Premier International Fund”), GE Premier Value Equity Fund (“Premier Value Fund”), GE Fixed Income Fund (the “Income Fund”), GE Government Securities Fund (the “Government Securities Fund”), GE Short-Term Government Fund (the “Short-Term Government Fund”), GE Tax-Exempt Fund (the “Tax-Exempt Fund”), GE High Yield Fund (the “High Yield Fund”), GE Strategic Investment Fund (the “Strategic Fund”) and GE Money Market Fund (the “Money Market Fund”). GE International Fixed Income Fund (the “International Income Fund”) and GE Small-Cap Growth Equity Fund (the “Small-Cap Growth Fund”), each an additional series of the Trust, are not currently offered by the Trust.

U.S. Equity Fund. The investment objective of the U.S. Equity Fund is long-term growth of capital, which objective the Fund seeks to achieve by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are tied economically to the U.S., measured at the time of investment.

[1]	The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the S&P 500 Index Fund or the timing of the issuance or sale of the shares of that Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Value Equity Fund. The investment objective of the Value Equity Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of large capitalization companies which GE Asset Management Incorporated (“GEAM”), the Fund’s Investment Adviser, considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers.

Mid-Cap Growth Fund. The investment objective of the Mid-Cap Growth Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities of mid-cap companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes have the potential for above-average growth.

Mid-Cap Value Fund. The investment objective of the Mid-Cap Value Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of mid-cap companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.

Small-Cap Value Fund. The investment objective of the Small-Cap Value Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of small-capitalization companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes are undervalued by the market but have solid growth prospects and that are traded on U.S. securities exchanges or in the U.S. over-the-counter market. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000 Index.

S&P 500 Index Fund. The investment objective of the S&P 500 Index Fund is growth of capital and accumulation of income that corresponds to the investment return of the Standard and Poor’s 500 Composite Stock Index (the “Index”). The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities of companies contained in the Index, measured at the time of investment.

The Funds’ Board of Trustees approved a Plan of Dissolution, Liquidation and Termination for the S&P 500 Index Fund pursuant to which the Fund will be liquidated and its assets distributed on a pro rata basis to existing shareholders. Liquidation of the Fund is expected to occur on or about February 28, 2003.

Effective December 20, 2002, the Fund was closed to all new purchases and incoming exchanges, with the exception of existing 401k plan participants and certain asset allocation funds. Effective on or about February 28, 2003, the Fund expects to have liquidated all Fund assets and will completely stop offering shares and cease all operations.

Global Fund. The investment objective of the Global Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in a portfolio of securities issued by companies located in developed and developing countries throughout the world. Although the Fund is subject to no prescribed limits on geographic asset distribution, under normal circumstances, at least 65% of the Fund’s assets are invested in the aggregate in no fewer than three different countries.

International Fund. The investment objective of the International Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of companies and governments located in developed and developing countries outside the United States. The Fund intends to position itself broadly among countries and, under normal circumstances, at least 65% of the Fund’s assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The International Fund, under normal market conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by companies believed by GEAM to have a potential for superior growth in sales and earnings.

Europe Fund. The investment objective of the Europe Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are tied economically to Europe, as defined in the Prospectus and measured at the time of investment.

The Funds’ Board of Trustees approved a Plan of Dissolution, Liquidation and Termination for the Europe Fund pursuant to which the Fund will be liquidated and its assets distributed on a pro rata basis to existing shareholders. Liquidation of the Fund is expected to occur on or about February 28, 2003.

Effective December 20, 2002, the Fund was closed to all new purchases and incoming exchanges, with the exception of existing 401k plan participants and certain asset allocation funds. Effective on or about February 28, 2003, the Fund expects to have liquidated all Fund assets and will completely stop offering shares and cease all operations.

Premier Fund. The investment objective of the Premier Fund is long-term growth of capital and future income rather than current income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in large and medium-sized companies that have above-average growth histories and/or growth potential.

Premier Research Fund. The investment objective of the Premier Research Fund is long-term growth of capital and future income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment.

Premier International Fund. The investment objective of the Premier International Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of companies located in developed and developing countries other than the United States.

Premier Value Fund. The investment objective of the Premier Value Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in companies that GEAM, the Fund’s investment adviser, considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers.

Income Fund. The investment objective of the Income Fund is maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Fund’s portfolio securities may occur but is not an objective of the Fund. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a variety of fixed-income securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. This percentage limitation is measured at the time of investment. The Fund normally has a weighted average maturity of approximately five to ten years.

Government Securities Fund. The investment objective of the Government Securities Fund is a high level of current income consistent with safety of principal. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in Government Securities, measured at the time of investment. The Fund may adopt a temporary defensive position by investing more heavily in cash or high-quality money market instruments due to prevailing market or economic conditions.

Short-Term Government Fund. The investment objective of the Short-Term Government Fund is to seek a high level of income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in Government Securities, measured at the time of investment. The Fund may invest in repurchase agreements secured by Government Securities.

Tax-Exempt Fund. The investment objective of the Tax-Exempt Fund is to seek as high a level of income exempt from Federal income taxation as is consistent with preservation of capital. The Tax-Exempt Fund operates subject to a fundamental investment policy providing that it will invest its assets so that, during any fiscal year, at least 80% of the income generated by the Fund is exempt from regular Federal income taxes and the Federal alternative minimum tax. This percentage limitation is measured at the time of investment. Under normal market conditions, the Fund may hold up to 10% of its total assets in cash or money market instruments, including taxable money market instruments.

High Yield Fund. The investment objective of the High Yield Fund is to seek above-average total return over a market cycle of three to five years, consistent with reasonable risk. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in high yield securities (including bonds rated below investment grade, sometimes called “junk bonds”). This percentage limitation is measured at the time of investment.

The Funds’ Board of Trustees approved a Plan of Dissolution, Liquidation and Termination for the High Yield Fund pursuant to which the Fund will be liquidated and its assets distributed on a pro rata basis to existing shareholders. Liquidation of the Fund is expected to occur on or about February 28, 2003.

Effective December 20, 2002, the Fund was closed to all new purchases and incoming exchanges, with the exception of existing 401k plan participants and certain asset allocation funds. Effective on or about February 28, 2003, the Fund expects to have liquidated all Fund assets and will completely stop offering shares and cease all operations.

The portfolio management team of the High Yield Fund seek to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with imbedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the Fund to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

The maturity and duration structure of the Fund is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustment made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategies lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

The Fund may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the portfolio managers, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the portfolio management team’s judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk. In addition, the Fund may invest in securities of issuers located in emerging markets based on the portfolio management teams evaluation of both short- and long-term international economic trends and the individual emerging market securities.

Strategic Fund. The investment objective of the Strategic Fund is to maximize total return. The Fund seeks to achieve this objective by investing following an asset allocation strategy that provides diversification across a range of asset classes and contemplates shifts among them from time to time.

GEAM has broad latitude in selecting the classes of investments to which the Strategic Fund’s assets are committed. Although the Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEAM anticipates that at most times the Fund will be invested in a combination of equity and debt instruments.

Money Market Fund. The investment objective of the Money Market Fund is a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the following U.S. dollar denominated, short-term money market instruments: (i) Government Securities; (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with floating or variable rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and (vii) repurchase agreements. This percentage limitation is measured at the time of investment.

* * * * *

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

The following tables summarize the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management Incorporated. Percentage figures refer to the percentage of a Fund’s assets that may be invested in accordance with the indicated technique.

	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted and Illiquid Securities	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options

U.S. Equity Fund	33.33%	Yes	No	Yes	No	Yes	Yes

Value Equity Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes

Mid-Cap Growth Fund	33.33%	Yes	No	Yes	No	Yes	Yes

Mid-Cap Value Equity Fund	33.33%	Yes	No	Yes	Yes	Yes	Yes

Small-Cap Value Equity Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes

S&P 500 Index Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes

Global Equity Fund	33.33%	Yes	No	Yes	No	Yes	Yes

International Equity Fund	33.33%	Yes	No	Yes	No	Yes	Yes

Europe Equity Fund	33.33%	Yes	Yes	Yes	Yes	Yes	Yes

Premier Growth Equity Fund	33.33%	Yes	No	Yes	No	Yes	Yes

Premier Research Equity Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes

Premier International Equity Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes

Premier Value Equity Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes

Fixed Income Fund	33.33%	Yes	No	Yes	Yes	Yes	Yes

Government Securities Fund	33.33%	Yes	Yes	Yes	Yes	Yes	Yes

Short-Term Government Fund	33.33%	Yes	No	Yes	Yes	Yes	Yes

	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted and Illiquid Securities	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options

Tax-Exempt Fund	10%	Yes	Yes	Yes	No	Yes	Yes

High Yield Fund	33.33%	Yes	Yes	Yes	Yes	Yes	Yes

Strategic Investment Fund	33.33%	Yes	No	Yes	Yes	Yes	Yes

Money Market Fund	33.33%	Yes	Yes	No	No	No	No

	Futures and Options on Futures	Forward Currency Transactions	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in Below- Investment Grade Debt Securities	Maximum Investment in Foreign Securities	When- Issued and Delayed Delivery Securities

U.S. Equity Fund	Yes	Yes	Yes	20%	5%	15%*	Yes
Value Equity Fund	Yes	Yes	Yes	20%	5%	25%*	Yes
Mid-Cap Growth Fund	Yes	Yes	Yes	35% (maximum of 25% in BBB by S&P, Baa by Moody’s or equivalent)	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	35%*	Yes
Mid-Cap Value Equity Fund	Yes	Yes	Yes	20%	15% in securities rated BBB or below by S&P or Baa or below by Moody’s or equivalent	15%*	Yes

Small-Cap Value Equity Fund	No	No	No	20%	10%	10%*	Yes

S&P 500 Index Fund	Yes	Yes	Yes	20%	5%	35%*	Yes

Global Equity Fund	Yes	Yes	Yes	20%	5%	100%	Yes

International Equity Fund	Yes	Yes	Yes	20%	5%	100%	Yes

Europe Equity Fund	Yes	Yes	Yes	20%	15%	100%	Yes

Premier Growth Equity Fund	Yes	Yes	No	20%	5%	25%*	Yes

Premier Research Equity Fund	Yes	Yes	No	20%	5%	25%*	Yes

Premier International Equity Fund	Yes	Yes	Yes	20%	5%	100%	Yes

Premier Value Equity Fund	Yes	Yes	Yes	20%	5%	25%*	Yes

Fixed Income Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	35%*	Yes

Government Securities Fund	Yes	Yes	Yes	100% (maximum of 10% in BBB by S&P or Baa by Moody’s or equivalent; maximum of 25% in A or lower by S&P, Moody’s or equivalent)	None	35%*	Yes

	Futures and Options on Futures	Forward Currency Transactions	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in Below- Investment Grade Debt Securities	Maximum Investment in Foreign Securities	When- Issued and Delayed Delivery Securities

Short-Term Government Fund	Yes	Yes	Yes	100%	None	35%*	Yes

Tax-Exempt Fund	Yes	No	No	100% (maximum of 10% in BBB by S&P or Baa by Moody’s or equivalent)	5% in debt downgraded below investment grade subsequent to purchase	None	Yes

High Yield Fund	Yes	Yes	Yes	100%	100%	35%*	Yes

Strategic Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	30%*	Yes

Money Market Fund	No	No	No	100%	None	25%*	Yes

*	This limitation excludes ADRs, and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small-Cap Market.

	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments	Participation Interests in Municipal Obligations

U.S. Equity Fund	Yes	Yes	Yes	Yes	No	No	No*	No

Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Mid-Cap Growth Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Mid-Cap Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Small-Cap Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

S&P 500 Index Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Global Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

International Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Europe Equity Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

Premier Growth Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Premier Research Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Premier International Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Premier Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Fixed Income Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

Government Securities Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

Short-Term Government Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

Tax-Exempt Fund	Yes	Yes	Yes	No	Yes	Yes	Yes	Yes

High Yield Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments	Participation Interests in Municipal Obligations

Strategic Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

Money Market Fund	Yes	Yes	Yes	No	No	No	Yes	No

*	Excludes commercial paper and notes with variable and floating rates of interest.

	Zero Coupon Obligations	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities including CMOs	Government Stripped Mortgage Related Securities	Asset- Backed Securities and Receivable- Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box

U.S. Equity Fund	Yes	No	No	Yes	No	No	No	No

Value Equity Fund	No	No	No	Yes	No	No	No	Yes

Mid-Cap Growth Fund	No	No	No	Yes	No	No	No	Yes

Mid-Cap Value Equity Fund	Yes	No	No	Yes	No	No	No	Yes

Small-Cap Value Equity Fund	No	No	No	Yes	No	No	No	Yes

S&P 500 Index Fund	No	No	No	Yes	No	No	No	No

Global Equity Fund	No	No	No	Yes	No	No	No	Yes

International Equity Fund	No	No	No	Yes	No	No	No	Yes

Europe Equity Fund	No	No	No	Yes	No	No	No	Yes

Premier Growth Equity Fund	No	No	No	Yes	No	No	No	No

Premier Research Equity Fund	No	No	No	Yes	No	No	No	No

Premier International Equity Fund	No	No	No	Yes	No	No	No	Yes

Premier Value Equity Fund	No	No	No	Yes	No	No	No	Yes

Fixed Income Fund	Yes	No	No	Yes	Yes	Yes	Yes	No

Government Securities Fund	Yes	No	No	Yes	Yes	Yes	Yes	Yes

Short-Term Government Fund	Yes	No	No	Yes	Yes	Yes	Yes	No

Tax-Exempt Fund	Yes	Yes	Yes	Yes	No	No	No	Yes

High Yield Fund	Yes	No	No	Yes	Yes	Yes	Yes	Yes

	Zero Coupon Obligations	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities including CMOs	Government Stripped Mortgage Related Securities	Asset- Backed Securities and Receivable - Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box

Strategic Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No

Money Market Fund	No	No	No	Yes	No	Yes	No	No

Money Market Fund Investments. The Money Market Fund limits its portfolio investments to securities that the Trust’s Board of Trustees determines present minimal credit risk and that are “Eligible Securities” at the time of acquisition by the Fund. “Eligible Securities” means securities rated by the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (i) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (ii) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, five organizations are NRSROs: S&P, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Service, Inc., Duff and Phelps, Inc. and Thomson BankWatch Inc. A discussion of the ratings categories is contained in the appendix to this SAI. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, “Second Tier Securities”), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund’s total assets in the securities of a single issuer for a period of up to three business days, so long as (i) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (ii) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GE Asset Management Incorporated (“GEAM”) in accordance with procedures established by the Board of Trustees. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. Up to 25% of the Fund’s total assets may be invested in foreign debt securities, excluding, for purposes of this limitation, ADRs, and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost, as described below under “Net Asset Value.” The Fund also may hold liquid Rule 144A Securities (see “Restricted and Other Illiquid Securities”).

Money Market Instruments. The types of money market instruments in which each Fund, other than the Money Market Fund, may invest directly or indirectly through its investment in the GEI Short-Term Investment Fund (the “Investment Fund”), described below, are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”), (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

Each Fund, other than the Money Market Fund, may also invest in the Investment Fund, an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEAM. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEAM. No advisory fee is charged by GEAM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. Each Fund, other than the Money Market Fund, may invest up to 25% (5% in the case of the Tax-Exempt Fund) of its assets in the Investment Fund.

Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the

Investment Manager2 determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund.

Each Fund, other than the Money Market Fund, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by Standard & Poor’s (“S&P”) or Prime-2 by Moody’s or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and S&P is contained in the Appendix. At no time will the investments of a Fund, other than the Tax-Exempt Fund and the Money Market Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund’s assets.

Temporary Defensive Positions. During periods when the Investment Manager believes there are unstable market, economic, political or currency conditions domestically or abroad, the Investment Manager may assume, on behalf of a Fund other than the S&P 500 Index Fund, a temporary defensive posture and (i) without limitation hold cash and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by the Investment Manager to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective. For temporary defensive purposes, the Premier Growth Fund may invest in fixed income securities without limitation.

Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

[2]	As used in this SAI, the term “Investment Manager” shall refer to GEAM, the Funds’ investment adviser and administrator, SSgA Funds Management, Inc., Palisade Capital Management, L.L.C. or Morgan Stanley Investments LP, the sub-advisers to the S&P 500 Index Fund, the Small-Cap Value Fund and the High Yield Fund respectively.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. The ratings of “NRSROs” such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Investment Manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the Investment Manager also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, the Investment Manager will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, unless the Board determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk bonds”). Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Trust’s ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund’s net asset value.

Repurchase and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Investment Manager to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Investment Manager also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements. Income derived by the Tax-Exempt Fund when engaging in a repurchase agreement is not exempt from Federal income taxation.

Certain Funds may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust’s custodian or designated sub-custodian.

A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted and Other Illiquid Securities. Each Fund, other than the Money Market Fund, may invest up to 10% of its assets in non-publicly traded securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, each Fund, other than the Money Market Fund, may invest up to 15% (10% in the case of the Tax-Exempt Fund) of its assets in “illiquid securities”; the Money Market Fund may not, under any circumstance, invest in illiquid securities. Illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by a Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that the Investment Manager has determined are not liquid under guidelines established by the Board.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund’s investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Investment Manager deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities. Each of the Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund’s purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors the Investment Manager’s implementation of the standards and procedures.

When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund’s when-issued or delayed-delivery purchase commitments will be segregated with the Trust’s custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund’s net asset value.

When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund’s net assets. The Money Market Fund may not invest in any form of warrants. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Foreign Securities. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

Depositary Receipts. Certain Funds may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Developing Countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% (5% in the case of the Tax-Exempt Fund) of a Fund’s assets taken at value. The Fund’s loans of securities will be collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Fund’s loans of securities are segregated and maintained at all times with the Trust’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially. Income derived by the Tax-Exempt Fund on any loan of its portfolio securities will not be exempt from Federal income taxation.

If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust’s Board of Trustees (the “Board”) must terminate the loan and regain the right to vote the securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder.”

Securities of Other Investment Companies. Certain Funds may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. Currently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Investments by a Fund (other than the Money Market Fund) in the Investment Fund are not considered an investment in another investment company for purposes of this restriction. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

Purchasing Put and Call Options on Securities. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund’s net assets.

Covered Option Writing. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust’s custodian or with a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust’s custodian or with a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust’s custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. The Investment Manager expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the NASD, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

A Fund will engage in hedging transactions only when deemed advisable by the Investment Manager. Successful use by a Fund of options will depend on the Investment Manager’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Securities Index Options. In seeking to hedge all or a portion of its investments, each Fund, other than the Money Market Fund, may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund’s portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission (“CFTC”), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the Investment Manager’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Investment Manager desires that a Fund engage in such a transaction.

Over-the-Counter (“OTC”) Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Futures and Options on Futures. Certain Funds may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the CFTC or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

A Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund’s total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If a Fund has hedged against the possibility of an increase in interest rates and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Furthermore, because any income earned from transactions in futures contracts and related options will be taxable, the Investment Manager of the Tax-Exempt Fund anticipates that the Fund will invest in these instruments only in unusual circumstances, such as when the Investment Manager anticipates a significant change in interest rates or market conditions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

Forward Currency Transactions. Certain Funds, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. No Fund will enter into forward currency transactions for speculative purposes. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust’s custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to the contracts.

Upon maturity of a forward currency contract, a Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Trust may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Investment Manager. A Fund’s exposure with respect to forward currency contracts is limited to the amount of the Fund’s aggregate investments in instruments denominated in foreign currencies.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the Investment Manager’s special skills and experience with respect to those instruments and will usually depend upon the Investment Manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of a Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the Investment Manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. Certain Funds, may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by a Fund. A Fund with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the over-the-counter market. The Trust will limit the premiums paid on a Fund’s options on foreign currencies to 5% of the value of the Fund’s total assets.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Interest Rate Swaps and Currency Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes. The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used.

Structured and Indexed Securities. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Funds will bear the market risk of the reference instrument.

Mortgage Related Securities. Certain Funds may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHMLC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHMLC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHMLC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHMLC.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Investment Manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, the Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds’ net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized mortgage related securities (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which these Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Investment Manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% (10% in the case of the Tax-Exempt Fund) of the value of its net assets.

Supranational Agencies. Each Fund may invest up to 10% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations’ steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Municipal Obligations. The term “Municipal Obligations” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the Investment Manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel. The Strategic Fund and Tax-Exempt Fund may invest without limit in debt obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the Funds should any of the related projects or facilities experience financial difficulties.

Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Trust nor the Investment Manager can predict with certainty the effect of recent tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Trust nor the Investment Manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Trust monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of Municipal Obligations for investment by the Tax-Exempt Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for Federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

The Strategic Fund and Tax-Exempt Fund intend to invest in Municipal Obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in certain states may be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and decrease as the Auction Component’s rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Municipal Leases. Municipal leases are Municipal Obligations that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state personal income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality’s agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal Obligations. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other Municipal Obligations. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

Municipal leases held by a Fund will be considered illiquid securities unless the Board determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the Investment Manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the Investment Manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal leases that a Fund may acquire will be both rated and unrated. Rated leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the Investment Manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

To limit the risks associated with municipal leases, a Fund will invest no more than 5% of its total assets in those leases. In addition, a Fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

The Strategic Fund intends to invest in Municipal Obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Certain Funds may purchase floating and variable rate demand bonds and notes, which are Municipal Obligations ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by the Investment Manager for the purchase of Municipal Obligations. The Investment Manager considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio.

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

The Tax-Exempt Fund, the Short-Term Government Fund, the High Yield Fund and the Strategic Fund may each invest up to 10% of its assets in zero coupon Municipal Obligations. Zero coupon Municipal Obligations are generally divided into two categories: “Pure Zero Obligations,” which are those that pay no interest for their entire life and “Zero/Fixed Obligations,” which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation’s having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon Municipal Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Municipal Obligation’s life or payment deferral period.

Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Municipal Obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHMLC. These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only”) or interest distributions (“interest-only”) on mortgage related certificates issued by GNMA, FNMA or FHMLC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Investment Manager believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds’ not fully recovering their initial investment in an interest-only government stripped mortgage related security. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board, the Trust treats government stripped mortgage related securities as illiquid and will limit each of these Funds’ investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including “Certificates for Automobile Receivables” (“CARsSM”) and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor’s return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, these Funds may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with each of these Funds’ investment objective and policies and subject to the review and approval of the Board, these Funds may also invest in other types of asset-backed and receivable-backed securities.

Mortgage Dollar Rolls. Certain Funds may, with respect to up to 33 1/3% of their total assets, enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. Certain Funds may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

WEBS and Other Index-Related Securities. Certain Funds may invest in shares in an investment company whose shares are known as “World Equity Benchmark Shares” or “WEBS.” WEBS have been listed for trading on the American Stock Exchange, Inc. The Funds also may invest in the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Certain Funds may invest in Standard & Poor’s Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

All Funds except the Tax-Exempt Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies of all the Funds, except the Tax-Exempt Fund. Investment restrictions 11 through 18 are not fundamental policies and may be changed by a vote of the Board at any time.

1. No Fund may borrow money, except that the Small-Cap Growth Fund, Small-Cap Value Fund, the Value Equity Fund, the Europe Fund, the High Yield Fund, the Government Securities Fund, the Money Market Fund, the S&P 500 Index Fund, the Premier Research Fund, the Premier International Fund and the Premier Value Fund, may enter into reverse repurchase agreements, and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.

2. No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

3. No Fund, other than the International Income Fund, may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each Fund, other than the Money Market Fund, may be invested without regard to this limitation, and (b) the Money Market Fund may invest more than 5% of its total assets in the securities of an issuer to the extent permitted by Rule 2a-7 under the 1940 Act. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

4. No Fund, other than the International Income Fund, may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of a Fund, other than the Money Market Fund, may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

5. No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations. In addition, securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction. However, each foreign country’s banks are regarded as a separate industry.

6. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

7. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.

8. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

10. No Fund may invest in commodities, except that each Fund (other than the Money Market Fund) may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this SAI and in the Prospectus.

11. No Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that (a) each Fund, other than the Money Market Fund, may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts and (b) the Money Market Fund may acquire “puts” and “unconditional puts” as defined in Rule 2a-7 under the 1940 Act.

12. No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

13. No Fund may invest in companies for the purpose of exercising control or management.

14. No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value. The Money Market Fund may not invest in any form of warrants.

15. No Fund may purchase illiquid securities if more than 15% of the total assets of the Fund would be invested in illiquid securities; the Money Market Fund will not purchase illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

16. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

17. No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

18. Each of the Funds, with the exception of the Strategic Fund, invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. Each of the Funds will provide shareholders at least 60 days prior notice before changing this non-fundamental policy.

The Tax-Exempt Fund:

Investment restrictions numbered 1 through 9 below have been adopted by the Trust as fundamental policies of the Tax-Exempt Fund. Investment restrictions 10 through 16 are not fundamental policies and may be changed by a vote of the Board at any time. The Tax-Exempt Fund may not:

1. Purchase more than 10% of any class of securities of any one issuer (except Government Securities and securities fully collateralized by Government Securities).

2. Invest more than 5% of its total assets in the securities of any one issuer (except for Government Securities and securities fully collateralized by Government Securities, and options thereon).

3. Issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act or as permitted by an SEC exemptive order.

4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Tax-Exempt Fund’s current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

5. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Tax-Exempt Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interest in real estate securing an issuer’s obligations, in the event of a default by that issuer.

6. Invest in commodities, except that the Tax-Exempt Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

7. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5% of the Tax-Exempt Fund’s net assets), the entry into repurchase agreements (not more than one-third of the current market value of the Tax-Exempt Fund’s total assets shall constitute secured “loans” by the Tax-Exempt Fund under repurchase agreements), trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and investing in variable rate demand notes.

8. Invest more than 25% of the value of the Tax-Exempt Fund’s total assets in securities of issuers in any one industry, except securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations.

9. Underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Tax-Exempt Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Tax-Exempt Fund may acquire securities under circumstances in which, if the securities were sold, the Tax-Exempt Fund might be deemed to be an underwriter for purposes of the 1933 Act.

10. Invest in the securities of an issuer for the purpose of exercising control or management, but the Tax-Exempt Fund may do so where it is deemed advisable to protect or enhance the value of an existing investment.

11. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of the Tax-Exempt Fund’s assets or as part of a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

12. Purchase restricted securities if more than 10% of the total assets of the Tax-Exempt Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding, for purposes of this restriction, repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, futures contracts and options thereon, and Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities.

13. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

14. Make short sales of securities, unless the Tax-Exempt Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

15. Purchase any security while borrowings representing more than 5% of the Tax-Exempt Fund’s net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

16. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. The Fund will provide shareholders at least 60 days prior notice before changing this non-fundamental policy.

Notes to Investment Restrictions

With respect to investment restriction No. 12 (No. 11 in the case of the Tax-Exempt Fund), investments by the Funds (other than the Money Market Fund) in the Investment Fund is not considered an investment in another investment company for purposes of this restriction.

The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of investment restriction No. 5 (No. 8 in the case of the Tax-Exempt Fund), the Trust may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

PORTFOLIO TRANSACTIONS AND TURNOVER

Decisions to buy and sell securities for each Fund are made by the Investment Manager, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The following table shows the total amount of brokerage commissions paid by certain Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in the Investment Manager’s outlook.

Fund	Year ended September 30, 2002	Year ended September 30, 2001	Year ended September 30, 2000
U.S. Equity	$668,087	$938,843	$810,600
Premier Growth	$181,267	$155,865	$137,222
Value Equity	$86,097	$134,793	$106,307
Mid-Cap Growth	$63,552	$64,239	$100,415
Mid-Cap Value	$23,408	$48,345	$19,737
Small-Cap Value	$525,309	$460,418	$403,930
Global Equity	$70,421	$112,344	$206,552
International Equity	$107,539	$154,281	$266,692
Europe Equity	$39,875	$46,702	$108,551
Strategic Investment	$111,808	$139,856	$142,994

Fund	Year ended September 30, 2002	Year ended September 30, 2001	Year ended September 30, 2000
Premier Research Equity	$25,077	$34,853	$13,247
Premier International Equity	$13,600	$23,691	$18,881
Premier Value Equity	$23,385	$35,267	$12,056
S&P 500 Index Fund	$4,291	$2,062	$1,602

In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Investment Manager seeks the most favorable terms available under the circumstances (“best execution”). In assessing the overall terms available to ensure best execution for any transaction, the Investment Manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the investment advisory agreement between the Trust and GEAM relating to each Fund authorizes the Investment Manager, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Investment Manager or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to the Investment Manager in servicing that Fund as well as all of the Investment Manager’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal securities laws, a Fund may pay a broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services. In addition, subject to the overall policy of best execution, the Investment Manager may consider sales of Fund shares in selecting brokers or dealers to execute securities transactions on behalf of a Fund.

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal period ended September 30, 2002. Funds that are not listed paid no brokerage commissions to firms that provided such services.

Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions for Brokerage and Research Services
U.S. Equity	$83,094	$64,739,744
Premier Growth	$17,656	$11,804,535
Value Equity	$12,281	$9,835,844
Mid-Cap Growth	$3,730	$3,079,038
Mid-Cap Value	$3,981	$2,357,862
Small-Cap Value*	$4,485	$963,066
Global Equity	$9,739	$6,824,539
International Equity	$14,127	$7,262,995
Europe Equity	$3,360	$1,732,165
Strategic Investment	$14,738	$8,573,601
Premier Research	$1,866	$1,833,687
Premier International	$2,478	$1,296,261
Premier Value	$6,379	$3,931,337

* For the period June 1, 2002 through September 30, 2002.

The Board periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or the Investment Manager is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC.

The Investment Manager may select broker-dealers who are affiliated with the Trust or the Investment Manager. All brokerage commissions paid to affiliates will be fair and reasonable. The Board has determined that, to the extent consistent with applicable provisions of the 1940 Act and rules thereunder and procedures adopted by the Board, transactions for a Fund may be executed through the Distributor, if, in the judgment of the Investment Manager, the use of the Distributor is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Distributor charges the Fund a fair and reasonable rate consistent with that payable by the Fund to other broker-dealers on comparable transactions. Under rules adopted by the SEC, the Distributor generally may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions by transmitting orders for execution providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with the Distributor. The Distributor will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation that it receives from a Fund.

Certain of the Fund’s investment strategies may result in a Fund having a high portfolio turnover rate. Higher portfolio turnover may cause a Fund to experience increased transaction costs, brokerage expenses and other acquisition costs, and shareholders to incur increased taxes on their investment in a Fund. The Investment Manager does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund’s investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the Investment Manager’s outlook. The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund’s paying higher brokerage commissions. The following table provides the portfolio turnover rates for each Fund for the fiscal periods ended September 30, 2002 and September 30, 2001.

Fund	Portfolio Turnover for Period Ended 9/30/02	Portfolio Turnover for Period Ended 9/30/01
U.S. Equity	41%	53%
Premier Growth	19%	20%
Value Equity	39%	52%
Mid-Cap Growth	48%	51%
Mid-Cap Value	36%	101%
Small-Cap Value	138%	146%
Global Equity	51%	62%
International Equity	53%	68%
Europe Equity	65%	61%
Fixed Income	308%	270%
Government Securities	182%	189%
Short-Term Government	42%	79%
Tax-Exempt	32%	12%
High Yield	42%	51%
Strategic Investment	115%	121%
Money Market	N/A	N/A
Premier Research	96%	127%
Premier International	66%	58%
Premier Value	60%	96%
S&P 500 Index	9%	5%

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of Trustees oversees the business affairs of the Trust. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds’ investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEAM.

The name, address, positions held, principal occupation during the past five years, number of portfolios in fund complex overseen and other directorships held by each Trustee and executive officer who is an “interested person” (as defined in the 1940 Act) and each non-interested Trustee are shown below. The business address of each Trustee and executive officer who is an “interested person” is 3003 Summer Street, Stamford, Connecticut 06905.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael J. Cosgrove 53	Chairman of the Board and President	Until successor is elected and qualified—9 years	President, GE Asset Management Services division (“GEAMS”) of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company (“GE”), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President—Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988	63

Chairman of the Board, Chief Executive Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, since 1993; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board and Chief Executive Officer of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., GE Financial Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

Alan M. Lewis 56	Trustee and Executive Vice President	Until successor is elected and qualified – 9 years	Executive Vice President, General Counsel and Secretary of GEAM since 1987	63

Trustee and Executive Vice President of GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert Herlihy 35	Treasurer	Until successor is elected and qualified – less than one year

Manager of Fund Administration at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP; from September 1998 to August 1999, a supervisor in the Investment Company Group at McGladrey & Pullen LLP; from June 1996 to September 1998, a manager of Audit Services at Condon O’Meara & Donnelly LLP; Treasurer of GE Institutional Funds, GE LifeStyle Funds, GE Investments Funds, Inc. since 2002; Assistant Treasurer of Elfun Funds and GE Savings & Security Funds since June 2002.

				N/A	N/A

Matthew J. Simpson 41	Secretary	Until successor is elected and qualified – 9 years

Senior Vice President and General Counsel—Asset Management Services at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998.

				N/A	N/A

NON-INTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John R. Costantino c/o GEAM 3003 Summer St. Stamford, CT 06905 56	Trustee	Until successor is elected and qualified – 9 years	Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.	55

Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001.

William J. Lucas c/o GEAM 3003 Summer St. Stamford, CT 06905 55	Trustee	Until successor is elected and qualified – 9 years	Vice President and Treasurer of Fairfield University since 1983.	55

Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001.

Robert P. Quinn c/o GEAM 3003 Summer St. Stamford, CT 06905 66	Trustee	Until successor is elected and qualified – 9 years	Retired since 1983 from Salomon Brothers Inc.	55

GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001.

Each of Michael J. Cosgrove, Alan M. Lewis, Robert Herlihy and Matthew J. Simpson are deemed “interested persons” by virtue of their status as directors, officers or employees of GEAM, GEID and/or GE.

The non-interested trustees are members of the Fund’s Audit Committee. The Audit Committee evaluates and recommends the Fund’s independent auditors for approval by the Board. The Audit Committee meets with the Fund’s independent auditors to review the scope and cost of the Fund’s audit and reviews the report, addresses any issues with the independent auditors and then reports to the Fund’s board. During the prior fiscal year, the Audit Committee held two meetings.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the GE Family of Funds as of December 31, 2002:

Name of Trustee	Dollar Range of Equity Securities in GE Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
[Michael J. Cosgrove	Global Equity Fund - $1 - $10,000 U.S. Equity Fund - $10,001 - $50,000	$10,001 - $50,000
Alan M. Lewis	$ - 0 -	Over $100,000
John R. Costantino	Short Term Government Fund – $10,001 - $50,000	$50,001 - $100,000
William J. Lucas	Global Equity Fund - $10,001 - $50,000 Premier Fund - $10,001 - $50,000	$10,001 - $50,000
Robert P. Quinn	$ - 0 -	$ - 0 -]

The following table lists for each non-interested Trustee and his immediate family members as of December 31, 2002, each class of securities owned beneficially or of record in GEAM and GEID or any entity directly or indirectly, controlling, controlled by, or under common control with GEAM or GEID, including the General Electric Company.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
John R. Costantino		None
William J. Lucas		None
Robert P. Quinn		None

No employee of GE or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a director, officer or employee of GEAM, GEID, GE, or any affiliate of those companies, receives an annual fee of $48,000 for services as Trustee. In addition, each Trustee receives $500 for each in person and $250 for each telephonic meeting of the Board attended by the Trustee and is reimbursed for expenses incurred in connection with attendance at Board meetings.

Trustees’ Compensation

(for the fiscal year ended September 30, 2002)

Name of Trustee	Total Compensation From the Trust	Total Compensation from Investment Companies Managed by GEAM
Michael J. Cosgrove	None	None+
Alan M. Lewis	None	None+
John R. Costantino	$19,365	$50,000++
William J. Lucas	$19,365	$50,000++
Robert P. Quinn	$19,365	$50,000++

+	As of September 30, 2002, Mr. Cosgrove and Mr. Lewis served as Trustee or Director of twelve investment companies advised by GEAM. They are considered to be interested persons of each investment company advised by GEAM, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serve as Trustees thereof without compensation.

++	As of September 30, 2002, Messrs. Costantino, Lucas and Quinn served as Trustees or Directors of four investment companies advised by GEAM and the compensation is for their services as Trustees or Directors of these companies.

Investment Adviser and Administrator

GEAM serves as the Trust’s investment adviser and administrator. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 3003 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of GE. GE is a highly diversified conglomerate comprised of 12 global manufacturing and service sector businesses. GE’s businesses include aircraft engines, appliances, capital services, lighting, medical systems, broadcasting, plastic manufacturing, power systems, electrical distribution and control systems, industrial control systems, information services and transportation systems. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM also provide investment advisory services with respect to GE’s pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE’s 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. The investment professionals at GEAM and its predecessors have managed GE’s pension assets since 1927. As of December 31, 2002, GEAM had $170.6 billion of assets under management, of which more than $12.8 billion was invested in mutual funds.

Personnel of each of the Funds, GEAM, and GE Investment Distributors, Inc. are subject to a code of ethics, pursuant to Rule 17j-1 under the 1940 Act, which establishes procedures for personal investing and restricts certain transactions by persons subject to the code. Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased or held by a Fund, if they follow procedures outlined in the code.

GEAM Investment Advisory and Administration Agreements

The duties and responsibilities of GEAM are specified in investment advisory and administration agreements (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”) between GEAM and the Trust on behalf of the respective Funds. Under each Advisory Agreement, GEAM, subject to the supervision of the Trust’s Board, provides a continuous investment program for the relevant Fund’s assets, including investment research and management. GEAM determines from time to time what investments are purchased, retained or sold by the Fund and places purchase and sale orders for the Fund’s investments. GEAM provides the Trust with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEAM furnishes the Trust and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEAM, as administrator, also: (a) maintains the books and records of each Fund; (b) prepares reports to shareholders of each Fund; (c) prepares and files tax returns for each Fund; (d) assists with the preparation and filing of reports and the Trust’s registration statement with the SEC; (e) provides appropriate officers for the Trust; (f) provides administrative support necessary for the Board of Trustees to conduct meetings; and (g) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents and transfer agents.

GEAM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under each Advisory Agreement. Each Advisory Agreement obligates GEAM to provide services in accordance with the relevant Fund’s investment objective, policies and restrictions as stated in the Trust’s current registration statement, as amended from time to time, and to keep the Trust informed of developments materially affecting that Fund, including furnishing the Trust with whatever information and reports the Board reasonably requests.

Each Advisory Agreement provides that GEAM may render similar advisory and administrative services to other clients so long as when a Fund or any other client served by GEAM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEAM to be equitable to the Fund. The Advisory Agreements also provide that GEAM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEAM’s services pursuant to the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

Each Advisory Agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (a) the Board or (b) a vote of a majority of the relevant Fund’s outstanding voting securities, provided that in either event the continuance also is approved by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons, as such term is defined in the 1940 Act, of any party to the Agreement by a vote cast in person at meeting called for the purpose of voting on such approval.

Each Advisory Agreement is not assignable and may be terminated without penalty by either the Trust or GEAM upon no more than 60 days’ nor less than 30 days’ written notice to the other or by vote of holders of a majority of the relevant Fund’s outstanding voting securities.

The agreements governing the investment advisory services furnished to the Trust by GEAM provide that, if GEAM ceases to act as the investment adviser to the Trust, at GEAM’s request, the Trust’s license to use the initials “GE” will terminate and the Trust will change the name of the Trust and the Funds to a name not including the initials “GE.”

In considering whether to approve the investment advisory and sub-advisory agreements, the Board considered the advisory fee structure of each of the Funds in light of a variety of factors, including (a) the nature and quality of services provided to the Trust and a Fund and its shareholders; (b) the investment adviser’s costs in providing those services; (c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser’s (or sub-adviser’s) relationship with the Trust or a Fund.

As part of its consideration of the quality of services provided to the Trust and shareholders by the adviser and sub-advisers, the Board reviewed the relative performance of each of the Funds. The Board also reviewed the profitability of the adviser with respect to each of the Funds and on an aggregate basis, and considered that the adviser’s profits were reasonable in relation to its costs.

As part of its consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the Funds and the costs incurred by the adviser as a result of any voluntary expense limitations imposed by the adviser. In comparing the expense ratio of each of the Funds to other mutual funds, the Board took into account that the expense ratios compared favorably to those of other funds.

Investment Advisory Fees

The Funds pay GEAM fees for advisory and administration services provided under the Advisory Agreements that are accrued daily and paid monthly at the following annual rates based upon the value of the Funds’ average daily net assets: the Premier Fund—0.60%, Premier Research Fund—0.70%, Premier International Fund—0.80%, Premier Value Fund—0.60%, the U.S. Equity Fund—0.40%, the Small-Cap Value Fund—0.70%, S&P 500 Index Fund—0.30%, the Mid-Cap Growth Fund—0.60%, the Mid-Cap Value Fund—0.80%, the

Value Equity Fund—0.55%, the Global Fund—0.75%, the International Fund—0.80%, the Europe Equity Fund—1.05%, the Strategic Fund—0.35%, the Tax-Exempt Fund—0.35%, the High Yield Fund—0.60%, the Income Fund—0.35%, the Government Securities Fund—0.40%, the Short-Term Government Fund—0.30% and the Money Market Fund—0.25%.

GEAM has agreed to waive or reimburse the Funds for operating expenses that exceed specified limits (exclusive of interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses). GEAM retains the right to be repaid for these expense reimbursements to the extent that a Fund’s expenses fall below the limit. Expense reimbursements by GEAM will increase a Fund’s return and repayment of the expense reimbursement by a Fund will lower its return. The following table provides total investment advisory and administration fees paid by each Fund, and, where applicable, total fees and expenses waived for the last three fiscal years.

Fund	Total Fees for Fiscal Year ended 9/30/02	Fees and expenses waived 9/30/02	Total Fees for Fiscal Year ended 9/30/01	Fees and expenses waived 9/30/01	Total Fees for Fiscal Year ended 9/30/00	Fees and expenses waived 9/30/00
U.S. Equity	$2,647,440	$—	$2,942,915	$88,456	$3,180,319	$—
Premier Growth	$1,354,309	$—	$1,297,603	$55,758	$1,005,849	$—
Value Equity	$455,628	$—	$505,970	$7,033	$507,952	$—
Mid-Cap Growth	$201,437	$—	$233,619	$13,575	$236,178	$40,663
Mid-Cap Value	$126,250	$22,528	$117,862	—	$100,839	$15,450
Small-Cap Value	$482,761	$17,163	$380,706	$24,019	$278,919	$2,649
S&P 500 Index	$86,341	$14,724	$81,084	$14,066	$33,171	$67,104
Global Equity	$377,047	$—	$519,263	$9,521	$617,020	—

Fund	Total Fees for Fiscal Year ended 9/30/02	Fees and expenses waived 9/30/02	Total Fees for Fiscal Year ended 9/30/01	Fees and expenses waived 9/30/01	Total Fees for Fiscal Year ended 9/30/00	Fees and expenses waived 9/30/00
International Equity	$489,155	$23,336	$607,062	—	$610,732	—
Europe Equity	$122,934	$21,110	$155,880	$16,940	$163,531	$12,637
Premier Research Equity	$75,586	$27,466	$85,968	$11,090	$35,049	$56,958
Premier International Equity	$60,374	$30,141	$75,418	$11,910	$36,767	$57,986
Premier Value Equity	$99,107	$22,596	$94,186	$5,898	$29,020	$57,384
Fixed Income	$782,527	$45,221	$651,996	$9,729	$509,376	—
Government Securities	$912,094	$—	$944,720	$191,309	$1,071,550	$338,497
Short-Term Government	$143,926	$39,106	$133,538	$50,651	$161,841	$15,895
Tax-Exempt	$128,808	$6,036	$100,712	$8,838	$84,322	$32,416
High Yield	$164,902	$29,276	$178,444	$4,109	$172,455	$14,493
Strategic Investment	$783,975	$—	$790,977	—	$731,020	—
Money Market	$697,114	$—	$700,648	$39,115	$581,854	—

Investment Sub-Advisers

Each Advisory Agreement permits GEAM, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEAM’s responsibilities under the Advisory Agreement. In this event, GEAM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. GEAM has engaged the following sub-advisers to manage certain of the Funds.

Small-Cap Value Fund. Palisade Capital Management, L.L.C. (“Palisade”), located at One Bridge Plaza, Fort Lee, New Jersey 07024, has been retained by GEAM to act as sub-investment adviser of the Small-Cap Value Fund. Pursuant to the sub-investment advisory agreement between Palisade and GEAM, Palisade bears all expenses in connection with the performance of its services as the Small-Cap Value Fund’s sub-investment adviser. Palisade has managed various institutional and private accounts and translates its experience to the mutual fund portfolio it sub-advises for GEAM. For its services as sub-investment adviser to the Small-Cap Value Fund, GEAM (and not the Fund) pays Palisade a fee equal to an annual rate of .45% of the first $25 million of the Fund’s average daily net assets, .40% of the next $50 million, .375% of the next $100 million and .35% of amounts in excess of $175 million.

High Yield Fund. Morgan Stanley Investments LP (“Morgan Stanley”), located at One Tower Bridge, West Conshohocken, PA 19428, has been retained to act as sub-investment adviser of the High Yield Fund. Morgan Stanley is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. Pursuant to the sub-investment advisory agreement between Morgan Stanley and GEAM, Morgan Stanley bears all expenses in connection with the performance of its services as the High Yield Fund’s sub-investment adviser. For its services as sub-investment adviser to the High Yield Fund, GEAM (and not the Fund) pays Morgan Stanley a fee equal to an annual rate of .375% of the Fund’s average daily net assets.

S&P 500 Index Fund. GEAM has retained SSgA Funds Management, Inc (“SSgA”) to provide day-to-day portfolio management to the S&P 500 Index Fund. SSgA is one of the State Street Global Advisors companies (“State Street Global Advisors”) which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which, as a result of a change in federal law, succeeded the registered investment company advisory business of State Street Global Advisors in May 2001. As of December 31, 2002, SSgA had approximately $60 billion in assets under management, and State Street Global Advisors had approximately $762 billion in assets under management. For SSgA’s services, GEAM (and not the Fund) pays SSgA monthly compensation in the form of an investment advisory fee. The fee is paid by GEAM monthly and is a percentage of the average daily net assets of the Fund at the annual rate of .05% of the first $100 million, .04% of the next $200 million and .03% for all amounts over $300 million.

Sub-Advisory Agreements

SSgA, Palisade and Morgan Stanley serve as sub-advisers to the S&P 500 Index Fund, the Small-Cap Value Fund, and the High Yield Fund respectively, pursuant to sub-advisory agreements with GEAM (the “Sub-Advisory Agreements”). Each of the Sub-Advisory Agreements is not assignable and may be terminated without penalty by either the sub-adviser or GEAM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of a Fund, on 60 days’ written notice to the sub-adviser. The Sub-Advisory Agreements provide that the sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. The Sub-Advisory Agreements also provide that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Securities Activities of the Investment Manager

Securities held by the Funds also may be held by other funds or separate accounts for which the Investment Manager acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by the Investment Manager for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of the Investment Manager arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Investment Manager (under the supervision of the Board) deems the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which the Investment Manager acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Shareholder Servicing and Distribution Plans

The Trust has adopted Shareholder Servicing and Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund other than the S&P 500 Index Fund and the Money Market Fund (“Participant Funds”).

The annual fees payable with respect to each Class of a Participant Fund are intended to compensate or enable GEID to compensate other persons (“Service Providers”) for providing ongoing servicing and/or maintenance of the accounts of shareholders of the Participant Fund (“Shareholder Services”) and to compensate GEID, or enable GEID to compensate Service Providers, including any distributor of shares of the Participant Fund, for providing services that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Participant Fund (“Selling Services”). Shareholder Services means all forms of shareholder liaison services, including, among other things, one or more of the following: providing Class A, Class B or Class C shareholders of a Participant Fund with (i) information on their investments; (ii) general information regarding investing in mutual funds; (iii) periodic newsletters containing materials relating to the Participant Fund or to investments in general in mutual funds; (iv) periodic financial seminars designed to assist in the education of shareholders with respect to mutual funds generally and the Participant Fund specifically; (v) access to a telephone inquiry center relating to the Participant Fund; and other similar services not otherwise required to be provided by the Trust’s custodian or transfer agent. Selling Services include, but are not limited to: the printing and distribution to prospective investors in the Participant Fund of prospectuses and statements of additional information that are used in connection with sales of Class A, Class B and Class C shares of the Participant Fund; the preparation, including printing, and distribution of sales literature and media advertisements relating to the Class A, Class B or Class C shares of the Participant Fund; and distributing Class A, Class B or Class C shares of the Participant Fund. In providing compensation for Selling Services in accordance with the Plans, GEID is expressly authorized (1) to make, or cause to be made, payments reflecting an allocation of overhead and other office expenses related to the distribution of the Class A, Class B or Class C shares of a Participant Fund; (2) to make, or cause to be made, payments to, or to provide for the reimbursement of expenses of, persons who provide support services in connection with the distribution of the Class A, Class B or Class C shares of the Participant Fund; and (3) to make, or cause to be made, payments to broker-dealers who have sold Class A, Class B or Class C shares of the Participant Fund.

Payments under the Plans are not tied exclusively to the expenses for shareholder servicing and distribution expenses actually incurred by GEID or any Service Provider, and the payments may exceed expenses actually incurred by GEID and/or a Service Provider. The Board evaluates the appropriateness of the Plans and its payment terms on a continuing basis and in doing so considers all relevant factors, including the types and extent of Shareholder Services and Selling Services provided by GEID and/or Service Providers and amounts GEID and/or Service Providers receive under the Plans.

Under the Plans, the Trust pays GEID, with respect to each Participant Fund, (1) for shareholder servicing (and for Class A distribution services) provided to Class A, Class B and Class C shares of the Participant Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to Class A, Class B and Class C shares of the Participant Fund, respectively and (2) for distribution services provided to Class B and Class C shares of each Participant Fund other than the Short-Term Government Fund, an annual fee of 0.75% of the value of the average daily net assets of the Participant Fund; or in the case of the Short-Term Government Fund, an annual fee of 0.60% and 0.75% of the value of the average daily net assets of Class B and Class C, respectively.

Under their terms, the Plans continue from year to year, provided their continuance is approved annually by vote of the Trust’s full Board, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to them (the “Independent Trustees”). The Plans may not be amended to increase materially the amount of the fees paid under the Plans with respect to a Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plans must be approved by the Trustees and Independent Trustees in the manner described above. The Plans may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act).

During the fiscal period ended September 30, 2002, $5,018,932 was paid to GEID for distribution and shareholder servicing. During that same period, GEAM paid $157,590 as additional compensation to intermediaries for distribution out of its own resources. The Funds did not bear the expense for such additional compensation.

For the fiscal year ended September 30, 2002, each GE Fund paid GEID under its 12b-1 Plan as follows:

Fund	Class A 12b-1 Plan	Class B 12b-1 Plan	Class C 12b-1 Plan	Total

U.S. Equity	$782,340	$328,483	$56,731	$1,167,554

Tax-Exempt	75,751	39,465	10,873	126,089

Short-Term Government	99,201	14,735	16,922	130,858

Fixed Income	346,301	26,783	7,747	380,831

Global	86,895	12,661	3,428	102,984

International	70,970	11,007	4,146	86,123

Strategic	277,445	185,967	29,400	492,812

Premier	317,945	341,251	87,518	746,714

Government Securities	470,665	328,757	4,646	804,068

Value Equity	130,091	228,298	11,921	370,310

Mid-Cap Growth	61,736	80,513	2,981	145,230

Small-Cap Fund	109,622	156,550	24,184	290,356

Emerging Markets	9,772	2,966	657	13,395

High Yield	16,871	14,954	4,468	36,293

Mid-Cap Value	7,412	4,649	8,081	20,142

Europe Equity	5,199	2,494	962	8,655

Premier International	18,056	1,027	816	19,899

Premier Research	25,386	3,244	1,182	29,812

Premier Value	38,343	6,373	2,091	46,807

TOTAL	$2,950,001	$1,790,177	$278,754	$5,018,932

For the fiscal year ended September 30, 2002, GEID spent the fees paid under each GE Fund’s Class A 12b-1 Plan as follows:

Fund	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Broker- Dealers	Compensation to Sales Personnel	Other **	Total

U.S. Equity	$155,204	$63,091	$1,738,854	$573,182	$2,530,331

Tax-Exempt	70,922	10,586	150,714	40,372	272,593

Short-Term Government	105,230	6,972	198,309	62,645	373,156

Fixed Income	92,219	12,363	843,481	244,742	1,192,804

Global	88,379	3,596	218,707	69,488	380,170

International	79,876	4,240	137,200	65,561	286,878

Strategic	96,410	16,616	680,189	191,570	984,784

Premier	115,328	38,301	605,995	226,455	986,079

Government Securities	114,071	369,852	265,598	219,431	968,953

Value Equity	87,509	63,760	158,269	84,263	393,801

Mid-Cap Growth	78,029	23,235	98,643	50,338	250,245

Small-Cap Fund	80,721	6,097	198,128	96,075	381,021

Emerging Markets	54,780	347	29,281	9,161	93,569

High Yield	68,696	1,180	34,283	13,613	117,771

Mid-Cap Value	68,142	1,607	13,126	5,023	87,899

Europe Equity	68,332	349	12,008	4,460	85,149

Premier International	69,897	908	38,483	20,914	130,202

Premier Research	71,261	1,585	53,565	28,396	154,806

Premier Value	72,536	1,988	76,765	40,636	191,925

TOTAL	$1,637,541	$626,672	$5,551,598	$2,046,323	$9,862,136

**	Other includes the following expenses: rent, phone, licensing registration, customer call center, and recruiting of sales personnel.

For the fiscal year ended September 30, 2002, GEID spent the fees paid under each GE Fund’s Class B 12b-1 Plan as follows:

Fund	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Broker-Dealers	Compensation to Sales Personnel	Other **

U.S. Equity	$22,493	$191,658	$25,462	$32,121

Tax-Exempt	6,068	51,288	2,019	1,941

Short-Term Government	17,567	38,620	1,192	3,653

Income	6,420	33,696	1,975	2,508

Global	6,875	5,729	964	2,139

International	6,532	12,596	822	1,787

Strategic	12,139	113,359	14,457	15,454

Premier	24,495	210,004	26,357	35,983

Government Securities	18,976	792,866	22,239	21,008

Value Equity	17,748	640,639	16,373	21,146

Mid-Cap Growth	11,029	197,227	5,405	8,263

Small-Cap Fund	9,003	216,638	11,710	13,057

Emerging Markets	5,260	656	253	431

High Yield	6,007	37,924	1,083	1,526

Mid-Cap Value	5,802	12,231	334	791

Europe Equity	5,659	522	192	461

Premier International	5,521	1,555	78	282

Premier Research	5,697	1,643	255	533

Premier Value	5,835	7,071	464	870

TOTAL	$199,125	$2,565,919	$131,632	$163,952

**	Other includes the following expenses: rent, phone, licensing registration, customer call center, and recruiting of sales personnel.

For the fiscal year ended September 30, 2002, GEID spent the fees paid under each GE Fund’s Class C 12b-1 Plan as follows:

Fund	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Broker-Dealers	Compensation to Sales Personnel	Other **	Total

U.S. Equity	$7,251	$51,985	$4,210	$4,944	$68,391

Tax-Exempt	5,432	28,859	628	748	35,667

Short-Term Government	5,635	24,107	1,123	1,509	32,373

Income	5,686	11,463	487	892	18,528

Global	5,588	1,578	227	518	7,911

International	5,698	4,394	280	697	11,069

Strategic	5,817	30,881	2,215	1,966	40,880

Premier	8,320	146,841	5,573	8,900	169,634

Government Securities	5,519	12,523	265	533	18,840

Value Equity	6,133	11,120	911	1,652	19,817

Mid-Cap Growth	5,583	1,941	224	535	8,282

Small-Cap Fund	6,339	40,871	1,474	3,077	51,762

Emerging Markets	4,747	260	60	93	5,161

High Yield	5,507	4,295	337	441	10,580

Mid-Cap Value	5,663	7,161	647	756	14,228

Europe Equity	5,400	2,127	69	124	7,720

Premier International	5,476	144	63	216	5,900

Premier Research	5,432	533	85	191	6,241

Premier Value	5,465	939	158	274	6,835

TOTAL	$110,692	$382,023	$19,036	$28,066	$539,818

**	Other includes the following expenses: rent, phone, licensing registration, customer call center, and recruiting of sales personnel.

For the fiscal years ended September 30, 2002, 2001 and 2000, GEID earned and retained the following amounts on the sale of Class A shares of each GE Fund as follows:

Fund	Year	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
Government Securities	2002	$18,150	$4,974
Government Securities	2001	$9,840	$2,453
Government Securities	2000	$2,476	$771

Value Equity	2002	$40,893	$12,193
Value Equity	2001	$31,739	$13,894
Value Equity	2000	$101,641	$22,073

Mid-Cap Growth	2002	$11,457	$2,741
Mid-Cap Growth	2001	$8,335	$3,175
Mid-Cap Growth	2000	$24,521	$4,777

Tax-Exempt	2002	$26,372	$14,995
Tax-Exempt	2001	$3,377	$483
Tax-Exempt	2000	$4,792	$1,966

Premier Research	2002	$998	$491
Premier Research	2001	$4,339	$1,525
Premier Research	2000	$6,544	$4,404

Premier Value	2002	$6,783	$2,405
Premier Value	2001	$4,850	$1,703
Premier Value	2000	$3,767	$3,103

Premier International	2002	$738	$181
Premier International	2001	$2,966	$846
Premier International	2000	$4,947	$4,267

Europe Fund	2002	$1,615	$937
Europe Fund	2001	$580	$75
Europe Fund	2000	$7,786	$2,618

Income	2002	$47,426	$10,539

Fund	Year	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
Income	2001	$22,622	$9,968
Income	2000	$18,578	$9,213

Global Equity	2002	$4,946	$1,660
Global Equity	2001	$33,514	$8,603
Global Equity	2000	$24,395	$11,058

Strategic Income	2002	$24,527	$9,485
Strategic Income	2001	$35,929	$14,130
Strategic Income	2000	$38,048	$10,606

U.S. Equity	2002	$43,318	$16,655
U.S. Equity	2001	$88,084	$40,392
U.S. Equity	2000	$253,851	$78,880

Emerging Markets	2002	$(208)	$(667)
Emerging Markets	2001	$926	$311
Emerging Markets	2000	$16,500	$8,463

International Equity	2002	$27,282	$7,209
International Equity	2001	$44,189	$14,228
International Equity	2000	$25,595	$6,418

Short-Term Government	2002	$74,359	$13,460
Short-Term Government	2001	$9,009	$2,030
Short-Term Government	2000	$9,175	$2,894

High Yield Fund	2002	$19,145	$3,919
High Yield Fund	2001	$5,556	$2,296
High Yield Fund	2000	$16,311	$6,250

Small-Cap Value	2002	$66,820	$24,157
Small-Cap Value	2001	$16,203	$5,393
Small-Cap Value	2000	$14,854	$2,974

Mid-Cap Value	2002	$2,880	$1,077

Fund	Year	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
Mid-Cap Value	2001	$1,796	$517
Mid-Cap Value	2000	$6,827	$2,021

Premier Growth	2002	$74,927	$25,682
Premier Growth	2001	$71,063	$19,804
Premier Growth	2000	$339,826	$78,523

For the fiscal year ended September 30, 2002, GEID earned and retained the following amounts on contingent deferred sales charges on redemptions of Class B shares of each GE Fund as follows:

Fund	Year	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
U.S. Equity	2002	$54,609	$54,609
Tax-Exempt	2002	2,717	2,717
Short-Term Government	2002	1,928	1,928
Income	2002	6,046	6,046
Global Equity	2002	1,523	1,523
International Equity	2002	1,925	1,925
Strategic Income	2002	19,046	19,046
Premier Growth	2002	80,049	80,049
Government Securities	2002	7,189	7,189
Value Equity	2002	28,117	28,117
Mid-Cap Growth	2002	7,968	7,968
Small Cap Value	2002	47,792	47,792
Emerging Markets	2002	3,250	3,250
High Yield Fund	2002	527	527
Mid Cap Value	2002	1,941	1,941
Europe Fund	2002	338	338
Premier International Equity	2002	501	501
Premier Research Equity	2002	1,883	1,883
Premier Research Value	2002	4,248	4,248

TOTAL		$271,597	$271,597

For the fiscal year ended September 30, 2002, GEID earned and retained the following amounts on contingent deferred sales charges on redemptions of Class C shares of each GE Fund as follows:

Fund	Year	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
Europe Fund	2002	$2524	$2524
Government Securities	2002	3901	3901
Value Equity	2002	336	336
Mid-Cap Growth	2002	75	75
Fixed Income	2002	282	282
Global Equity	2002	22	22
Strategic Income	2002	1545	1545
U.S. Equity	2002	1088	1088
Tax-Exempt	2002	70	70
Emerging Markets	2002	27	27
International Equity	2002	1032	1032
Short-Term Government	2002	2452	2452
High Yield Fund	2002	68	68
Small-Cap Value	2002	692	692
Mid-Cap Value	2002	64	64
Premier Growth	2002	3134	3134
Premier Research Equity	2002	0	0
Premier Research Value	2002	31	31
Premier International Equity	2002	0	0

TOTAL		$17,343	$17,343

In addition to distribution and shareholder servicing fees paid under the Plans, GEAM, GEID or their affiliates may, at their own expense, compensate certain broker-dealers or other financial intermediaries for marketing, shareholder servicing, recordkeeping and other services performed with respect to the Funds, or any class of shares of the Funds. Such fees may, but are currently not expected to, exceed 0.50% of the average annual value of accounts with the Funds maintained by such financial intermediaries. The entity making such payments may do so out of its profits, revenues or other sources.

Custodian, Transfer Agent and Dividend Paying Agent

State Street Bank and Trust Company (“State Street”), located at 225 Franklin Street, Boston, Massachusetts 02101, serves as custodian and transfer agent of the Funds’ investments. Under its custodian contract with the Trust, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. As transfer agent, State Street is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds.

Distributor

GE Investment Distributors, Inc., located at 201 Merritt 7, Norwalk, Connecticut 06856, serves as the distributor of Fund shares on a continuing best efforts basis. Michael J. Cosgrove, a member of the Trust’s board of trustees, is the Chairman of the Board, Chief Executive Officer and President of GEID.

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

Purchases

Shares are offered to investors at the offering price, based on the NAV next determined after receipt of an investment in good order by State Street Bank and Trust Company, the Trust’s custodian and transfer agent. The offering price is equal to NAV plus any applicable initial sales charge imposed at the time of purchase, as described below.

GEID and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another. In addition, trail commissions of up to 0.25% may be paid to authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with the GEID (“Authorized Firms”) for providing on-going services with respect to Class A and Class B shares and up to 1.00% for Class C shares.

Class A Shares. Class A shares are sold at NAV per share plus a maximum initial sales charge imposed at the time of purchase as discussed in the Prospectus. The sales charge is retained by GEID, although a portion of the sales charge may be paid to registered representatives or other dealers that enter into selected dealer agreements with the GEID. The initial sales charge may be reduced or waived for certain purchases. No sales charge is imposed on Class A shares purchased through reinvestment of dividends or capital gains distributions. In addition, the sales charge on Class A shares is waived if the purchase:

(1) is at least $1 million, (2) is made through an Authorized Firm with proceeds from the redemption of shares of other third party non-GE mutual funds on which the investor paid an initial sales charge and made within 30 days of the redemption from the third party fund, (3) represents reinvested dividends or capital gains on Fund shares, (4) is made by employee retirement plans determined not to be affiliated plans with respect to GEAM that seeks services in addition to investment advisory services in connection with their investment in the Funds that are provided or paid by GEAM or its affiliates, (5) is made by investment companies not managed or sponsored by GEAM or any of its affiliates, (6) is made directly through GEID by employees of companies that sponsor retirement plans which include the Funds as investment options or for which GEAM serves as investment adviser, (7) is made by officers, directors, employees and registered representatives of authorized firms that have agreements with GEID or financial institutions selling Funds shares, (8) is made directly through GEID by a GE employee, retiree or members of their family, (9) is made directly through GEID (or a designated affiliate) in response to a solicitation by GEID (or a designated affiliate), including authorized offerings to employees and retirees of certain companies and offerings to selected customers of certain subsidiaries and divisions of GE, (10) is made by a GE employee, retiree or members of their family in response to a designated program offered by GEID or a designated affiliate, (11) is made directly through GEID by employees and their family members of certain vendors of GE’s employee retirement plan, (12) is made by certain investors who previously purchased shares pursuant to a sales charge waiver during special limited offerings, (13) is made through certain GE LifeStyle Funds, a “fund of funds” vehicle designed to invest in certain classes of the Funds, and (14) is made through certain broker-dealers, financial institutions, recordkeepers, investment advisers and other financial intermediaries who charge a management, consulting or other fee for their services and who have an agreement with or among the Funds, GEAM and/or GEID.

As a GE employee or retiree, you and your family members may purchase Class A shares directly from GEID without paying the sales charge typically associated with buying Class A shares of a Fund through an investment professional. The term “GE Employee” includes (1) current holders of shares of a Participant Fund or of the Money Market Fund that were issued and outstanding on November 29, 1993 (“Existing Shares”) who are not eligible to be holders of Class Y shares, (2) any family member of a holder of Existing Shares, (3) employee, retirees, officers or directors, in each case, whether investing directly or through their IRA and (4) certain other persons who previously purchased former Class C shares (in existence prior to October 1, 1999) during a special limited offering of such shares by GEID, provided that the person maintains an account with the Trust in its, his or her name at the time of such additional purchase or exchange and the investment is made in that name, or as custodian for a minor or in an individual retirement account for such person. The term “family member” includes spouses and by reason of blood or marriage, parents, children, siblings, grandparents and grandchildren (including blood, step or adoptive relationships). Also, for purposes of this SAI, the term “employees, retirees, officers or directors of GE or an affiliate of GE” includes (i) persons who are currently employed by GE or an affiliate of GE (GE and its affiliates are hereinafter referred to as “GE”), (ii) persons who have retired or will retire from GE, or (iii) persons who are no longer employed by GE, but who have either retained a balance in the GE S&S Program or a defined contribution plan sponsored by GE or an affiliate of GE or were employed by GE for at least 20 consecutive years. Any holder of Existing Shares falling within subcategory (1) above, who fully redeems his or her shares or whose shares are redeemed in accordance with the involuntary redemption procedure set out below, will not have the right to reinvest without paying the sales charge. Eligible investors may purchase shares directly from GEID.

Reduced sales charges are available under a combined right of accumulation under which an investor may combine (1) the value of Class A shares held in the Participant Fund, (2) the value of Class A shares held in another Participant Fund with respect to which the investor has previously paid, or is subject to the payment of, a sales charge, and (3) the value of Class A shares being purchased. For example, if an investor owns shares of the Global Fund and the Strategic Fund that have an aggregate value of $92,000, and makes an additional investment in Class A shares of the Global Fund of $15,000, the sales charge applicable to the additional investment would be 3.25% rather than the 5.75% normally charged on a $15,000 purchase. In addition, Class A Retirement Plans may include, as part of the calculation of accumulation benefits, purchases of shares of the Money Market Fund and interests in other pooled investment vehicles, which are made available to such investors and specified by GEID as eligible for accumulation benefits in sales agreements with Authorized Firms.

By completing the appropriate section of the account application and by fulfilling a Letter of Intent (“LOI”), an investor purchasing through an investment professional becomes eligible for the reduced sales load applicable to the total number of Participant Fund Class A shares purchased in a 13-month period. By marking the LOI section on the account application and by signing the account application, the investor indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of shares of a Participant Fund made during the 13-month period will be made subject to the sales charge applicable to a single transaction of the total dollar amount indicated by the LOI, as described in the tables set out in the Prospectus. It is the investor’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge and to indicate that the purchase is pursuant to an LOI. The applicable sales charge may be further reduced pursuant to the “right of accumulation” described above provided State Street is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, an investor may revise his or her intended investment amount upward by submitting a written and signed request. In such event, all subsequent purchases will be treated as a new LOI (including escrow of additional Fund shares) except that the original expiration date of the LOI will remain unchanged. Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI provided State Street is advised of the date of the first purchase to be applied toward the completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. Sales charges previously paid will not be adjusted or refunded.

Out of the initial purchase (or subsequent purchases, if necessary), State Street will hold in escrow a portion of the amount specified in the LOI in the form of Fund shares which will be used to cover the applicable sales charge if the letter is not satisfied. All dividends and capital gains on the escrowed shares will be credited to the investor’s account. All shares purchased, including those escrowed, will be registered in the investor’s name. If the total investment specified under the LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the total number of shares purchased within the period exceeds the amount specified in the LOI, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. The investor or Investment Professional must notify State Street prior to investment of the additional amounts and should specify the appropriate sales charge rate as described in the Prospectus. All such adjustments will be made in the form of additional shares credited to the shareholder’s account at the then current offering price.

If the intended investment is not completed, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If GEID does not receive such unpaid sales charge within 20 days, the investor, by marking the LOI section on the account application, irrevocably constitutes and appoints State Street as his or her attorney-in-fact to redeem any and all escrowed shares sufficient to cover the unpaid sales charge. Full shares and any cash proceeds for a fractional share remaining after such redemptions will be released from escrow.

If at any time before completing the LOI, an investor wishes to cancel the agreement, an investor must give written notice to GEID. GEID may withdraw an investor’s LOI privilege for future purchases if an investor requests State Street to liquidate or transfer beneficial ownership of Fund shares. An LOI does not bind an investor to purchase, or the Trust to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

Class B Shares. Investors are able to purchase Class B shares at their net asset value per share next determined after a purchase order is received, without imposition of any sales charge. Class B shares are sold subject to a maximum 4.00% CDSC as disclosed in the Prospectus. For each year of investment, the applicable CDSC declines in accordance with the tables set out in the Prospectus.

Six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust), Class B shares will convert automatically to Class A shares, based on the relative net asset values of shares of each Class, and will at that time be subject to a distribution and service fee of 0.25% of the Participant Fund’s net assets attributable to the Class. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversions will not constitute taxable events for Federal tax purposes.

GEID has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing its representatives and all selling agents that all purchases of shares should be for Class A shares when the purchase amount for Class B shares is $250,000 or more by an investor not eligible to purchase Class Y shares. GEID reserves the right to vary these guidelines at any time. In addition, a dealer reallowance of up to 4% of the net amount invested is paid to Authorized Firms selling Class B shares.

Class C Shares. Class C shares will be offered at their net asset value per share next determined after a purchase order is received, without imposition of an initial sales charge. Class C shares are sold subject to a maximum 1.00% CDSC applicable for one year after purchase as disclosed in the Prospectus. The CDSC is calculated in the same manner as that for Class B shares. Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time.

GEID has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing its representatives and all selling agents that all purchases of shares should be for Class A shares when the purchase amount for Class C shares is $1,000,000 ($500,000 for the Short-Term Government Fund) or more by an investor not eligible to purchase Class Y shares. GEID reserves the right to vary these guidelines at any time. In addition, a dealer reallowance of up to 1.00% of the net amount invested is paid to Authorized Firms selling Class C shares.

Class Y Shares. Class Y shares will be offered without imposition of a sales charge, CDSC, service fee or distribution fee exclusively to: (1) banks, insurance companies and industrial corporations each purchasing shares directly through GEID for their own account; (2) financial institutions investing in their fiduciary capacity on behalf of clients or customers; (3) tax-exempt investors, including defined benefit or contribution plans (including plans meeting the requirements of Section 401(k) of the Code) that do not seek services in connection with their investment in the Funds that are provided or paid by GEAM or its affiliates, in addition to investment advisory services, plans established under Section 403(b) of the Code, trusts established under Section 501(c)(9) of the Code to fund the payment of certain welfare benefits, charitable, religious and educational institutions, and foundations and endowments of those investors; (4) investment companies not managed or sponsored by GEAM or any affiliate of GEAM; (5) tax-exempt investors, including defined benefit and defined contribution plans that are determined to be affiliated plans with respect to GEAM; and (6) Financial Intermediaries that have an agreement with the Trust, GEAM or GEID which does not require the Trust, GEAM or GEID to compensate the Financial Intermediary for its services for initial purchases by their clients or customers equal to or exceeding $250,000 per Participant Fund (the “Minimum Purchase Requirement”) and any subsequent purchases by such clients or customers who have already met the Minimum Purchase Requirement (“Institutional Investors”). The Minimum Purchase Requirement for clients or customers of Financial Intermediaries is waived for purchases by certain non-qualified deferred compensation plans (such as supplemental employee retirement plans) and tax-exempt customers, including, but not limited to, defined benefit or defined contribution plans meeting the requirements of Section 401(a) of the Code (including 401(k) plans), retirement plans for self-employed individuals, plans established under Section 403(b) of the Code and plans meeting the requirements of Section 457(b) of the Code. IRAs, simplified employee pension IRAs (“SEP-IRAs”), salary reduction SEP-IRAs and Keogh plans are only eligible to purchase Class Y shares through Financial Intermediaries. For purposes of this SAI, the term “industrial corporation” is intended to mean any corporate entity employing 100 or more persons but does not include professional corporations or corporations established under Subchapter S of the Code. Investors eligible to purchase Class Y shares may not purchase any other Class of shares, except as noted above under “Class A Shares.” In addition, a dealer reallowance of up to .32% of the net amount invested is paid to Authorized Firms selling Class Y shares.

Purchases Through Intermediaries. Class A, Class B and Class C shares of each Participant Fund, Class Y shares of each Participant Fund other than the Short-Term Government Fund and shares of the S&P 500 Index Fund and Money Market Fund are available to clients and customers of Financial Intermediaries as provided above. Certain features of each Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, GEAM or GEID and such Financial Intermediaries. Financial Intermediaries may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust or GEID. Therefore, a client or customer should contact their investment adviser and/or Financial Intermediary acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read the Prospectus in light of the terms governing his or her account with the Financial Intermediary. Financial Intermediaries will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, GEAM or GEID.

The Trust has authorized certain Financial Intermediaries and their authorized designees to accept purchase and redemption orders on behalf of the Trust. The Trust is deemed to have received a purchase or redemption order when a Financial Intermediary or its authorized designee accepts the order from its client or customer. Orders received in such a manner will be priced according to the net asset value of the Fund next determined after the order is received by the Financial Intermediary or its authorized designee.

Subsequent Purchase of Shares.

Investors may purchase additional shares of a Fund at any time in the manner outlined above. All payments should clearly indicate the investor’s account number, Fund number and desired Class. Subsequent purchases of Class A shares in accounts initially established with a purchase through GEID may be made without paying any initial sales charge.

Purchases In-Kind.

The Trust may, in its discretion, require that proposed investments of $10 million or more in a particular Class of a Participant Fund, or in the S&P 500 Index Fund or Money Market Fund, be made in kind. This requirement is intended to minimize the effect of transaction costs on existing shareholders of a Fund. Such transaction costs, which may include broker’s commissions and taxes or governmental fees, domestic or foreign, as the case may be, may, in such event, be borne by the proposed investor in shares of the Fund. Under these circumstances, the Trust would inform the investor of the securities and amounts that are acceptable to the Trust. The securities would then be accepted by the Trust at their current market value in return for shares in the Fund of an equal value.

Redemptions

Shares of the Funds may be redeemed on any day on which the Fund’s net asset value is calculated as described below under “Net Asset Value.” Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value as next determined. The Trust normally transmits redemption proceeds within seven days after receipt of a redemption request. If a shareholder holds shares in more than one Class of a Participant Fund, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Trust receives further instructions. Redemption proceeds will be subject to no charge, except for certain redemptions of Class A and Class B shares of a Participant Fund. In addition, if the shareholder has checkwriting privileges, redemption of $100 or more may be made by writing a check either to the shareholder or to a third party. A shareholder who pays for shares of a Fund by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier’s check.

The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

The Trust requires that a shareholder of a Fund maintain a minimum investment in a Fund of $500, so care should be exercised to ensure that redemptions do not reduce the shareholder’s investment below this minimum. Two exceptions exist to this minimum investment requirement for (1) an account established by a Qualified Plan, and (2) new accounts established with the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan. If the shareholder’s account balance is less than $500 (except in the circumstances described above), the Trust may automatically redeem the shares of the Fund in the account and remit the proceeds to the shareholder so long as the shareholder is given 30 days prior written notice of the action.

A holder of Existing Shares who fully redeems his account or whose account balance is involuntarily redeemed by the Trust in the manner set out below will not remain eligible for the load waiver thereafter, unless the person is otherwise eligible to purchase Class A shares without paying a load.

A CDSC payable to the Distributor is imposed on certain redemptions of Class A, Class B and Class C shares of a Participant Fund, however effected. Class A, Class B and Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of dividends or capital gains distributions, (3) shares purchased directly through GEID or (4) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (1) the net asset value of the Class A, Class B or Class C shares at the time of purchase or (2) the net asset value of the Class A, Class B or Class C shares at the time of redemption. In circumstances in which the CDSC is imposed upon redemption of Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed.

The CDSC on Class A and Class C shares is payable on the same terms and conditions as would be applicable to Class B shares, except that the CDSC on Class A and Class C shares is at a lower rate and for a shorter period than that imposed on Class B shares (1% for redemptions only during the first year after purchase) and except that Class A and Class C shares have no automatic conversion feature. The CDSC applicable to Class A and Class C shares is calculated in the same manner as the CDSC with respect to Class B shares and is waived in the same situations as with respect to Class B shares.

The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the U.S. Equity Fund, the Premier Fund, the Premier Research Fund, the Premier International Fund, the Premier Value Fund, the Value Equity Fund, the Small-Cap Value Fund, the Mid-Cap Growth Fund, the Mid-Cap Value Fund, the Global Fund, the International Fund, the Europe Fund and the Strategic Fund:

Year Since Purchase Payment was Made	CDSC as a % of Amount Redeemed
Within First Year	4.00%
Within Second Year	3.00%
Within Third Year	2.00%
Within Fourth Year	1.00%
Within Fifth Year	0.00%
Within Sixth Year	0.00%

The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the High Yield Fund and the Short-Term Government Fund:

Year Since Purchase Payment was Made	CDSC as a % of Amount Redeemed
Within First Year	3.00%
Within Second Year	3.00%
Within Third Year	2.00%
Within Fourth Year	1.00%
Within Fifth Year	0.00%
Within Sixth Year	0.00%

The following table sets forth the CDSC rates applicable to redemptions of any Fund’s Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds:

Year Since Purchase Payment was Made	CDSC as a % of Amount Redeemed
Within First Year	5.00%
Within Second Year	4.00%
Within Third Year	3.00%
Within Fourth Year	2.00%
Within Fifth Year	1.00%
Within Sixth Year	0.00%
Within Seventh Year	0.00%
Within Eighth Year	0.00%

Class B shares will automatically convert to Class A shares six years (eight years in the case of Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds) after the date on which they were purchased and thereafter will no longer be subject to the higher distribution fee applicable to such Class B shares, but will be subject to the 0.25% distribution fee applicable with respect to Class A shares. See “Exchange Privilege” for the effect of exchanges on the CDSC applicable to exchanged shares.

In determining the applicability and rate of any CDSC to a redemption of shares of a Fund, the Distributor will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

The Trust will waive the CDSC on certain redemptions of Class A, Class B or Class C shares of the Funds. CDSC’s are waived on shares (1) acquired through dividends or capital gains reinvestment, (2) redeemed because of death or disability, as defined in the Internal Revenue Code of 1986, as amended (“Code”), (3) that are mandatory retirement distributions on IRA accounts that represent the minimum required distribution from an IRA effected pursuant to a Systematic Withdrawal Plan, (4) that are redemptions of Class B or Class C shares effected through the Systematic Withdrawal Plan, not to exceed 10% of an investor’s account value, (5) that are redemptions of Class A shares originally purchased in amounts of $1 million or more if such investors were otherwise eligible to purchase Class A shares pursuant to another sales charge waiver, and (5) that represent “substantially” equal periodic payments” as described under Section 72(t)(2) of the Code.

Redemptions through an Authorized Firm

An investor whose shares are purchased with the assistance of an Investment Professional may redeem all or part of his or her shares in accordance with the instructions pertaining to such accounts. It is the responsibility of the Authorized Firm to transmit the redemption order (and credit its customers’ account with the redemption proceeds, if applicable) on a timely basis. If such investor is also the shareholder of record of those accounts on the books of State Street, he or she may redeem shares pursuant to methods described below. Such an investor using the redemption by mail or wire methods must arrange with the Authorized Firm for delivery of the required forms to State Street. It is the responsibility of the Authorized Firm to transmit the redemption order (and credit its customer’s account with the redemption proceeds, if applicable) on a timely basis.

Redemptions by Mail

Shares of a Fund may be redeemed by mail by making a written request for redemption that (1) states the Class (if applicable) and the number of shares or the specific dollar amount to be redeemed, (2) identifies the Fund or Funds from which the number or dollar amount is to be redeemed, (3) identifies the shareholder’s account number and (4) is signed by each registered owner of the shares exactly as the shares are registered and sending the request to the Trust at:

GE Funds

P.O. Box 219631

Kansas City, MO 64121-9631

For overnight package delivery:

GE Funds

c/o National Financial Data Services Inc.

330 West 9th Street

Kansas City, MO 64105

Signature guarantees are required for all redemptions over $50,000. In addition, signature guarantees are required for requests to have redemption proceeds (1) mailed to an address other than the address of record, (2) paid to someone other than the shareholder, (3) wired to a bank other than the bank of record, or (4) mailed to an address that has been changed within 30 days of the redemption request. All signature guarantees must be guaranteed by a commercial bank, trust company, broker, dealer, credit union, national securities exchange or registered association, clearing agency or savings association or by Managers of Personnel

Accounting of GE or their designated alternates. The Trust may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A request for redemption will not be deemed to have been submitted until the Trust receives all documents in proper order typically required to assure the safety of a particular account. The Trust may waive the signature guarantee on a redemption of $50,000 or less if it is able to verify the signatures of all registered owners from its accounts.

Redemption by Telephone

Shares of a Fund may be redeemed by telephone, unless the investor has declined this option on the applicable section of the account application form. Dividends will be earned through and including the date of receipt of the redemption request. If the account is registered jointly in the name of more than one shareholder, only one shareholder will be required to authorize redemption of shares by telephone, and the Trust will be entitled to act upon telephonic instructions of any shareholder of a joint account. Redemptions of shares of a Fund by a Qualified Plan may not be effected by telephone.

Proceeds from a telephonic wire redemption request placed through a customer service representative will be transferred by wire to the shareholder’s bank account (which has previously been identified in writing to the Trust). A transmission fee of $10 will be charged for wire transfers of funds by the Trust. Wire transfers will be made directly to the account specified by the shareholder if that bank is a member of the Federal Reserve System or to a correspondent bank if the bank holding the account is not a member. Fees on wire transfers may also be imposed by the bank and will be the responsibility of the shareholder. Wire transfer of funds will be made within two business days following the telephonic request.

Proceeds from a telephonic check redemption request placed through the automated system will be sent by check to the shareholder’s address of record. The minimum telephonic wire redemption request is $1,000; the minimum telephonic check redemption request is $500 and the maximum telephonic check redemption request is $50,000.

Telephone redemption requests may be difficult to implement in times of drastic economic or market changes. In the event shareholders of the Funds are unable to contact the Trust by telephone, shareholders should write to the Trust at:

GE Funds

P.O. Box 219631

Kansas City, MO 64121-9631

For overnight package delivery:

GE Funds

c/o National Financial Data Services Inc.

330 West 9th Street

Kansas City, MO 64105

By making a telephonic redemption request, a shareholder authorizes the Trust to act on the telephonic redemption instructions by any person representing himself or herself to be the shareholder and believed by the Trust to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and the Trust’s records of such instructions will be binding. If the procedures, which include the use of a personal identification number (“PIN”) system and the provision of written confirmation of transactions effected by telephone, were not employed by the Trust, the Trust could be subject to liability for any loss resulting from unauthorized or fraudulent instructions. As a result of compliance with this policy, if the Trust follows the procedures outlined above and has a good faith belief that the instructions it received were genuine, the shareholder will bear the risk of loss in the event of a fraudulent redemption transaction.

Systematic Withdrawal Plan

The Trust’s Systematic Withdrawal Plan permits investors in a Fund to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if they have a $10,000 minimum account in a Class of a Participant Fund or in the Money Market Fund. The maximum amount which may be withdrawn under the Systematic Withdrawal Plan is 10% of the value of a Shareholder’s account on an annual basis. An application for the Systematic Withdrawal Plan can be obtained from the Trust. The Systematic Withdrawal Plan may be terminated at any time by the investor or the Trust.

Involuntary Redemptions

An account of a shareholder of a Fund with respect to a Class of shares (if applicable) that is reduced by redemptions, and not by reason of market fluctuations to a value of $500 or less may be redeemed by the Trust, but only after the shareholder has been given notice of at least 30 days in which to increase the balance in the account to more than $500. An account established through a Qualified Plan or an account that has not yet reached the $500 minimum through the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan will not be involuntarily redeemed.

Distributions In-Kind

If the Board determines that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Trust’s net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEAM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

Checkwriting Privileges

A shareholder of the Money Market Fund may request in an application form or by letter sent to the Trust that he or she would like checkwriting privileges, which are provided at no cost to the shareholder. The Trust will provide redemption checks (“Checks”) drawn on the shareholder’s account. Checks will be sent only to the shareholder of the account and only to the address of record. The application or written request must be manually signed by the shareholder. Checks may be made payable to the order of any person in an amount of $100 or more. Dividends are earned until the Check clears. When a Check is presented to State Street for payment, State Street, as agent, will cause the Money Market Fund to redeem a sufficient number of shares in the shareholder’s account to cover the amount of the Check. Checks will generally not be returned to the shareholder after clearance, unless such return is requested in writing by the shareholder. Shareholders generally will be subject to the same rules and regulations that State Street applies to checking accounts. Unless otherwise specified in writing to the Trust, only the signature of one shareholder of a joint account is required on Checks.

Checks may not be written to redeem shares purchased by check until the earlier of (1) the date that good funds are credited to State Street by its correspondent bank or (2) 15 days from the date of receipt of the check utilized to purchase shares. If the amount of the Check is greater than the value of the shares in a shareholder’s account, the Check will be returned marked “insufficient funds.” Checks should not be used to close an account. Checks written on amounts subject to the hold described above will be returned marked “uncollected.” If the Check does not clear, the shareholder will be responsible for any loss that the Money Market Fund or State Street incurs.

The Trust may modify or terminate the checkwriting privilege at any time on 30 days’ notice to participating shareholders. The checkwriting privilege is subject to State Street’s rules and regulations and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to Checks drawn on State Street must be given to State Street. Stop payment instructions may be given by calling the applicable toll free number listed on the back cover of the Prospectus.

Reinstatement Privilege

Participant Funds also offer a reinstatement privilege under which a shareholder that has redeemed Class A, Class B or Class C shares may reinvest the proceeds from the redemption without imposition of a sales charge, provided the reinvestment is made within 60 days of the redemption. A shareholder wishing to exercise this privilege must do so in writing.

For purposes of determining the amount of any CDSCs payable on any subsequent redemptions, the purchase payment made through exercise of the reinstatement privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinstatement was effected). The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege but a loss will be nullified if the reinvestment is made within 30 days of redemption. Refer to the section titled “Dividends, Distributions and Taxes” later in this SAI for the tax consequences when, within 90 days of a purchase of Class A, Class B or Class C shares, the shares are redeemed and reinvested in a Participant Fund.

Exchange Privilege

The exchange privilege described in the Prospectus enables a shareholder of a Fund to acquire shares in a Fund having a different investment objective and policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request. The Funds may terminate the exchange privilege of any investor that makes more than four exchanges out of a Fund in any twelve month period or more than two exchanges out of a Fund in any 30 day period. Accounts under common control will be aggregated for purposes of the four exchange limit. The exchange limit may be modified for certain retirement plan investors.

Shares of each Class of a Participant Fund may be exchanged for shares of the same Class of any other Participant Fund at their respective net asset values. An Institutional Investor (other than a Class Y eligible retirement plan) can exchange shares of the Money Market Fund or the S&P 500 Index Fund for Class Y shares of a Participant Fund. A Class Y eligible retirement plan can exchange shares of the Money Market Fund or the S&P 500 Index Fund for Class A or Class Y shares of a Participant Fund, as selected by the plan sponsor, depending upon whether the plan sponsor desires the additional services provided to Class A shareholders. All other Money Market Fund or S&P 500 Index Fund shareholders will be given the choice of receiving either Class A, Class B or Class C shares of a Participant Fund upon the completion of an exchange, subject to applicable sales charges. The privilege is available to shareholders residing in any state in which shares of the Fund being acquired may legally be sold.

An exchange of shares is treated for Federal income tax purposes as a redemption (that is, a sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. An exchange of shares may be made by calling or by writing the Trust. The Trust may, upon 60 days’ prior written notice to the shareholders of a Fund, materially modify or terminate the exchange privilege with respect to the Fund or impose a charge of up to $5 for exchanges of shares of the Fund.

Shareholders who exchange their Class A shares purchased through a Financial Intermediary, and Class B or Class C shares for the S&P 500 Index Fund or Money Market Fund shares will be subject to the CDSC applicable to Class A, Class B or Class C shares at the time the shareholder redeems such S&P 500 Index Fund or Money Market Fund shares. Upon an exchange of Class A, Class B or Class C shares for Class A, Class B or Class C shares (as applicable) of another Participant Fund, the new Class A, Class B or Class C shares will be deemed to have been purchased on the same date as the Class A, Class B or Class C shares of the Participant Fund which have been exchanged for CDSC calculation purposes. However, a shareholder who exchanges his Class A, Class B or Class C shares for shares of the S&P 500 Index Fund or Money Market Fund and then exchanges those shares for Class A, Class B or Class C shares will be subject to having the period of time in which his shares were invested in the S&P 500 Index Fund or Money Market Fund tolled when computing the applicable CDSC. Likewise, shareholders who exchange their Class A, Class B or Class C shares of a Participant

Fund with Class A, Class B or Class C shares of another Participant Fund will be subject to the CDSC of the original Fund at the time of redemption from the second Fund.

Class B shares of any Participant Fund acquired either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds, will be charged the CDSC applicable to the Class B shares that had been applicable to the relevant Investors Trust Fund before the combination. Shareholders of the S&P 500 Index Fund or Money Market Fund who acquired their shares by exchange from an Investors Trust Fund will be charged the CDSC that had been applicable to the Class B shares of the relevant Investors Trust Fund upon redemption from the S&P 500 Index Fund or Money Market Fund. Shares of the Funds purchased through a Financial Intermediary may only be exchanged for shares of another Fund which is offered by that Financial Intermediary.

Shareholders exercising the exchange privilege should review the Prospectus disclosure for the Fund they are considering investing in carefully prior to making an exchange.

NET ASSET VALUE

The Trust will not calculate net asset value on days that the NYSE is closed. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund’s shares could be significantly affected.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of the S&P 500 Index Fund, the Money Market Fund or a Class of certain Participant Funds may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Board. In carrying out the Board’s valuation policies, GEAM may consult with one or more independent pricing services (“Pricing Service”) retained by the Trust.

Debt securities of U.S. issuers (other than Government Securities and short-term investments), including Municipal Obligations, are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market. When, in the judgment of the Pricing Service, quoted bid prices for investments of the Tax-Exempt Fund are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments of the Tax-Exempt Fund that are not regularly quoted are carried at fair value as determined by the Board, which may rely on the assistance of the Pricing Service. The procedures of the Pricing Service are reviewed periodically by GEAM under the general supervision and responsibility of the Board.

The valuation of the portfolio securities of the Money Market Fund is based upon amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in “eligible securities” as defined in the rule, which are determined by GEAM to present minimal credit risks. Pursuant to the rule, GEAM has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund’s portfolio holdings at such intervals as GEAM may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

The rule regarding amortized cost valuation provides that the extent of certain significant deviations between the Money Market Fund’s net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the Board must, in accordance with the rule, cause the Fund to take such corrective action as the Board regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends of a Participant Fund, the S&P 500 Index Fund or the Money Market Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Participant Fund, the S&P 500 Index Fund or the Money Market Fund, respectively, and deposited in the shareholder’s account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election.

However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder’s election to receive dividends and other distributions in cash. Thereafter, the shareholder’s subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks. Dividends attributable to the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund, the High Yield Fund and the Money Market Fund are declared daily and paid monthly.

The Government Securities Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income and will pay such distributions monthly. Consequently, the amount of each daily distribution may differ from actual net investment income. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly distribution payments that might result if such Fund declared dividends in the exact amount of its daily net investment income.

It is possible, however, as a result of this policy that total distributions in a year could exceed the total of the Government Securities Fund’s current year net investment income and capital gains. If this should occur, a portion of the distributions received by shareholders of such Fund could be a nontaxable “return of capital” for federal income tax purposes and thereby reduce the shareholder’s cost basis in shares of the Fund. If distributions are received in additional shares rather than cash, the capital “returned” would be automatically reinvested. In general, a shareholder’s total cost basis in the Fund will reflect the cost of the shareholders’ original investment plus the amount of any reinvestment.

Dividends attributable to the net investment income of the Premier Growth Fund, the Premier Research Fund, the Premier International Fund, the Premier Value Fund, the S&P 500 Index Fund, the U.S. Equity Fund, the Small-Cap Value Fund, the Mid-Cap Value Fund, the Mid-Cap Growth Fund, the Value Equity Fund, the Global Fund, the International Fund, the Europe Equity Fund and the Strategic Fund are declared and paid annually. If a shareholder redeems all of his shares of the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund, the High Yield Fund or the Money Market Fund at any time during a month, all dividends to which the shareholders is entitled will be paid to the shareholder along with the proceeds of his redemption. Written confirmations relating to the automatic reinvestment of daily dividends will be sent to shareholders within five days following the end of each quarter for the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund and the High Yield Fund, and within five days following the end of each month for the Money Market Fund. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. These dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All expenses of the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund, the High Yield Fund and the

Money Market Fund are accrued daily and deducted before declaration of dividends to shareholders. Earnings of the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund, the High Yield Fund and the Money Market Fund for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately preceding the Saturday, Sunday or holiday. As a result of the different service and distribution fees applicable to the Classes, the per share dividends and distribution on Class Y shares will be higher than those on Class A shares, which in turn will be higher than those of Class B and Class C shares.

Each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Fund’s shareholders, the Trust will declare and pay dividends of the Fund’s net investment income and distributions of the Fund’s net capital gains more frequently than stated above.

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Company intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to continue to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and any excess of its net realized short-term capital gains over its net realized long-term capital losses) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), (which the Company intends each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the value of each Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (with such securities of any one issuer being limited to no more than 5% of the value of each Fund and to no more than 10% of the outstanding voting securities of such issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of, each Fund generally must distribute in a timely manner the sum of (2) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”).

Investment income received by a Fund from sources within foreign countries, or capital gains earned by the Funds investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or an exemption from tax on income and gains from such countries. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Company intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Funds with “Global” and “International” in their names each anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund will be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which a Fund makes such an election, it will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit against the shareholder’s own tax liability. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed.

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90%

distribution requirement and the excise tax avoidance requirements described above. Each Fund seeks to monitor its transactions to make the appropriate tax elections and make the appropriate entries in its books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Tax-Exempt Fund is designed to provide investors with current tax-exempt interest income. Exempt-interest dividends distributed to shareholders by this Fund are not included in the shareholder’s gross income for regular federal income tax purpose (but may nevertheless be subject to federal alternative minimum taxes). In order for the Tax-Exempt Fund to pay exempt-interest dividends during any taxable year, at least 50% of the value of the Fund at the close of each quarter of such taxable year must consist of tax-exempt municipal obligations.

The Tax-Exempt Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by private activity bonds which are owned by the Tax-Exempt Fund or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

Under the Code, interest on specified private activity bonds issued after August 7, 1986, although exempt from regular federal income taxes, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Tax-Exempt Fund invests in such specified private activity bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. In addition, all exempt-interest dividends are included in adjusted current earnings. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer’s “tentative minimum tax” over the taxpayer’s regular tax liability for the taxable year. The “tentative minimum tax” is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer’s alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer’s “items of tax preference,” including the adjustment for corporate adjusted current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

In addition, the receipt of exempt-interest dividends may affect a foreign corporate shareholder’s federal “branch profits” tax liability and a Subchapter S corporation shareholder’s federal “excess net passive income” tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Fund is not deductible for federal income tax purposes. Receipt of exempt- interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

As of September 30, 2002, the following Funds have capital loss carryforwards as indicated below. The capital loss carryforwards of each such Fund are available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable to shareholders as ordinary income.

Fund	Amount		Expiration Dates: September 30,
U.S. Equity Fund		$3,656,316	2010

Value Equity Fund		$117,753	2010

Mid-Cap Growth Fund		$357,294	2010

Small-Cap Value Fund		$305,349	2010

Global Fund		$2,791,977	2010

International Fund		$3,826,285	2010

Tax-Exempt Fund	$ $	305,442 437,039	2004 2008

		$115,020	2009

Government Securities Fund	$ $ $	107,525,597 1,748,819 13,930,305	2003 2004 2008

Money Market Fund	$ $ $	3,153 5,688 120	2003 2005 2010

High-Yield Fund	$ $ $	176,620 482,038 423,106	2008 2009 2010

S&P 500 Index	$ $	2,641 364,247	2009 2010

Europe Fund	$ $	58,268 1,420,430	2009 2010

Premier Research Fund	$ $	124,591 2,111,253	2009 2010

Premier International Fund	$ $	671,036 2,221,623	2009 2010

Premier Value Fund		$69,514	2010

As a result of the Reorganization, the Investors Trust Tax Free Fund had a taxable year ending on the date of the Reorganization, and the taxable year of each respective acquiring GE Fund in which the Reorganization occurs will be a separate taxable year for purposes of determining the taxable years in which carryforwards of the Investors Trust Tax Free Fund may be applied. Accordingly, the Reorganization has the effect of reducing the carryforward periods of the Investors Trust Tax Free Fund. Such reduced periods are reflected in the foregoing table of expiration dates.

Global Fund, the International Fund and the Europe Fund each anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, the Trust will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

In general, as described in the prospectuses, distributions from a Fund are taxable to shareholders as ordinary income or capital gains. Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions by a Fund of the excess of its net long-term capital gains over its net short-term capital losses which are properly designated by a Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his or her shares and regardless of whether such distributions are paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in his or her Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

A Fund may elect to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may claim a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s tax basis for his or her shares. Since the Company expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event the Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares is a capital gain or loss if the shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Company on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of tax the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 39.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Each Fund may be required to withhold U.S. federal income tax at a rate of 30% (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 30% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

THE FUNDS’ PERFORMANCE

The Trust, from time to time, may quote a Fund’s performance, in terms of the Money Market Fund’s or a Class’ yield and/or total return, in reports or other communications to shareholders of a Fund or in advertising material. Additional information regarding the manner in which performance figures are calculated is provided below.

Yield for the Money Market Fund

The Trust may, from time to time, include the yield and effective yield of the Money Market Fund in advertisements or reports to shareholders or prospective investors. “Current yield” will be based upon the income that a hypothetical investment in the Fund would earn over a stated seven-day period. This amount would then be “annualized,” which means the amount of income generated over that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund’s “effective yield” will be calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield would be slightly higher than the current yield because of the compounding effect of this presumed reinvestment.

The yield for the Money Market Fund is computed by (1) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (2) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (3) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares less a hypothetical charge reflecting deductions from shareholder accounts, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Trust may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

The Money Market Fund’s seven-day current yield and effective seven-day yield as of September 30, 2002 were 1.33% and 1.34%, respectively. Had GEAM not absorbed a portion of the Money Market Fund’s expenses, the Fund’s seven-day yield and effective seven-day yield as of September 30, 2002 would have been lower.

Yield for Other Funds

The Trust may, from time to time, advertise a 30-day “yield” for each Class of a Participant Fund and an “equivalent taxable yield” for each Class of the Tax-Exempt Fund. The 30-day yield figures are calculated for a Class of a Fund according to a formula prescribed by the SEC. The formula can be expressed as follows:

Yield = 2[(a-b + 1)6-1]

    cd

Where:

a =	dividends and interest earned during the period.

b =	expenses accrued for the period (net of reimbursement).

c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =	the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund’s portfolio, portfolio maturity, operating expenses and market conditions.

The 30-day yield for the period ended September 30, 2002 for Class A, Class B, Class C and Class Y shares, respectively, of the Tax-Exempt Fund, Short-Term Government Fund, Government Securities Fund, Income Fund and High Yield Fund were as follows:

Fund	Class A	Class B	Class C	Class Y
Tax-Exempt Fund	3.24%	2.64%	2.64%	3.62%
Short-Term Government Fund	3.97%	3.47%	3.32%	4.32%
Government Securities Fund	3.02%	2.41%	2.41%	N/A
Income Fund	3.16%	2.56%	2.56%	3.55%
High Yield Fund	9.84%	9.51%	9.52%	10.56%

Had the Funds’ investment adviser not absorbed a portion of the above Funds’ expenses, these Funds’ 30-day yield for the period ended September 30, 2002 class of shares would have been lower.

The equivalent taxable yield of the Tax-Exempt Fund demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund’s tax-exempt yield. The Tax-Exempt Fund’s tax equivalent yield is computed for a Class by dividing that portion of the Fund’s yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund’s yield that is not tax-exempt. Thus, the equivalent taxable yield of a Class of the Tax-Exempt Fund will always exceed the Class’ yield. Assuming an effective tax rate of 38.6%, for the 30-day period ended September 30, 2002, the equivalent taxable yield of the Tax-Exempt Fund for Class A, Class B, Class C and

Class Y shares, respectively, was 5.28%, 4.30%, 4.30% and 5.90%. Had the Tax-Exempt Fund’s investment adviser not absorbed a portion of the Fund’s expenses, assuming an effective tax rate of 39.6%, the equivalent taxable yield of the Tax-Exempt Fund for the indicated 30-day period for the relevant Class of shares would have been lower.

Average Annual Total Return

From time to time, the Trust may advertise an “average annual total return,” which represents the average annual compounded rates of return over one-, five- and ten-year periods, or over the life of the Fund (as stated in the advertisement) for each Class of shares of a Fund. This total return figure shows an average percentage change in value of an investment in the Class from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a class of shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the same Class. When considering average annual total return figures for periods longer than one year, investors should note that a Fund’s annual total return for any one year in the periods might have been greater or less than the average for the entire period.

The “average annual total return” figures for the Funds described below are computed for a Class according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1 + T)n = ERV

Where:

P	= a hypothetical initial payment of $1,000;

T	= average annual total return;

N	= number of years; and

ERV

=       Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes the maximum applicable sales load is deducted from the initial investment or redemption amount, in the case of CDSC, complete redemption of the hypothetical investment at the end of the measuring period.

The average annual total return for the periods ended September 30, 2002 for Class A, Class B, Class C and Class Y shares, respectively, of each Participant Fund was as follows:

					Load	Adjusted
Fund	One Year	Five Years	Ten Years	Since Inception	One Year	Five Years	Ten Years	Since Inception	Inception Date
U.S. Equity
Class A	-17.78%	0.47%	—	9.53%	-22.52%	-0.71%	—	8.86%	2/22/93
Class B	-18.40%	-0.28%	—	8.64%	-21.63%	-0.28%	—	8.64%	12/22/93
Class C	-18.41%	—	—	-9.48%	-19.22%	—	—	-9.48%	10/1/99
Class Y	-17.58%	0.72%	—	9.43%	-17.58%	0.72%	—	9.43%	11/29/93

Tax-Exempt
Class A	8.29%	5.55%	—	5.50%	3.70%	4.63%	—	5.00%	9/8/93
Class B	7.49%	4.86%	—	5.12%	4.49%	4.86%	—	5.12%	9/8/93
Class C	7.37%	—	—	7.06%	6.37%	—	—	7.06%	10/1/99
Class Y	8.56%	6.01%	—	6.02%	8.56%	6.01%	—	6.02%	9/26/97

S-T Government
Class A	5.65%	6.23%	—	5.93%	3.03%	5.70%	—	5.61%	3/2/94
Class B	4.94%	5.61%	—	5.48%	1.94%	5.61%	—	5.48%	3/2/94
Class C	4.78%	—	—	6.29%	3.78%	—	—	6.29%	10/1/99
Class Y	6.06%	6.48%	—	6.17%	6.06%	6.48%	—	6.17%	3/2/94

Income
Class A	7.62%	6.81%	—	6.46%	3.05%	5.87%	—	5.98%	1/22/93
Class B	6.73%	6.01%	—	5.97%	3.73%	6.01%	—	5.97%	12/22/93
Class C	6.82%	—	—	7.71%	5.82%	—	—	7.71%	10/1/99
Class Y	7.81%	7.07%	—	6.74%	7.81%	7.07%	—	6.74%	11/29/93

Global
Class A	-18.89%	-3.65%	—	4.60%	-23.55%	-4.78%	—	3.96%	2/22/93
Class B	-19.48%	-4.35%	—	2.12%	-22.70%	-4.35%	—	2.12%	12/22/93
Class C	-19.50%	—	—	-12.71%	-23.30%	—	—	-12.71%	10/1/99
Class Y	-18.65%	-3.39%	—	3.51%	-18.65%	-3.39%	—	3.51%	11/29/93

International
Class A	-20.28%	-7.08%	—	-0.26%	-24.84%	-8.17%	—	-0.95%	3/2/94
Class B	-20.84%	-7.78%	—	-0.78%	-24.01%	-7.78%	—	-0.78%	3/2/94
Class C	-20.91%	—	—	-16.06%	-21.70%	—	—	-16.06%	10/1/99
Class Y	-20.05%	-6.83%	—	0.02%	-20.05%	-6.83%	—	0.02%	3/2/94

Strategic
Class A	-7.48%	3.11%	—	8.04%	-12.78%	1.89%	—	7.38%	2/22/93
Class B	-8.19%	2.30%	—	7.27%	-11.66%	2.30%	—	7.27%	12/22/93
Class C	-8.21%	—	—	-2.34%	-9.08%	—	—	-2.34%	10/1/99
Class Y	-7.27%	3.35%	—	8.13%	-7.27%	3.35%	—	8.13%	11/29/93

Premier
Class A	-15.97%	3.55%	—	6.75%	-20.80%	2.33%	—	5.65%	12/31/96
Class B	-16.61%	2.77%	—	5.96%	-19.85%	2.77%	—	5.96%	12/31/96
Class C	-16.66%	—	—	-9.52%	-17.47%	—	—	-9.52%	10/1/99
Class Y	-15.78%	3.80%	—	7.01%	-15.78%	3.80%	—	7.01%	12/31/96

Gov’t Securities
Class A	9.38%	7.39%	—	5.46%	4.72%	6.46%	—	4.95%	9/8/93
Class B	8.41%	6.69%	5.33%	—	5.41%	6.69%	5.33%	—	4/22/87
Class C	8.38%	—	—	8.67%	8.38%	—	—	8.67%	10/1/99

Mid-Cap Growth
Class A	-15.20%	-3.08%	—	6.63%	-20.06%	-4.21%	—	5.93%	9/8/93
Class B	-15.72%	-3.69%	—	6.01%	-19.10%	-3.69%	—	6.01%	9/8/93
Class C	-15.97%	—	—	-4.37%	-16.81%	—	—	-4.37%	10/1/99
Class Y	-14.99%	—	—	-1.73%	-14.99%	—	—	-1.73%	12/31/98

Value Equity
Class A	-17.24%	0.87%	—	8.85%	-21.97%	-0.32%	—	8.13%	9/8/93
Class B	-17.88%	0.19%	—	8.21%	-21.16%	0.19%	—	8.21%	9/8/93
Class C	-17.90%	—	—	-8.90%	-18.72%	—	—	-8.90%	10/1/99
Class Y	-17.03%	—	—	0.74%	-17.03%	—	—	0.74%	1/5/98

Mid-Cap Value
Class A	-9.29%	—	—	-2.33%	-14.52%	—	—	-3.86%	12/31/98
Class B	-9.96%	—	—	-3.08%	-13.51%	—	—	-3.34%	12/31/98
Class C	-10.01%	—	—	-3.09%	-10.90%	—	—	-3.09%	10/1/99
Class Y	-9.08%	—	—	-2.12%	-9.08%	—	—	-2.12%	12/31/98

					Load	Adjusted
Fund	One Year	Five Years	Ten Years	Since Inception	One Year	Five Years	Ten Years	Since Inception	Inception Date
Small-Cap Value
Class A	-2.92%	—	—	12.25%	-8.52%	—	—	10.60%	9/30/98
Class B	-3.58%	—	—	11.42%	-6.90%	—	—	11.42%	9/30/98
Class C	-3.63%	—	—	8.28%	-4.46%	—	—	8.28%	10/1/99
Class Y	-2.71%	—	—	12.51%	-2.71%	—	—	12.51%	9/30/98

Europe Equity
Class A	-19.24%	—	—	-9.10%	-23.92%	—	—	-10.56%	1/29/99
Class B	-19.84%	—	—	-9.76%	-23.04%	—	—	-9.97%	1/29/99
Class C	-19.62%	—	—	-11.49%	-20.42%	—	—	-11.49%	10/1/99
Class Y	-19.08%	—	—	-8.87%	-19.08%	—	—	-8.87%	1/29/99

Premier Research
Class A	-19.81%	—	—	-19.28%	-24.65%	—	—	-21.22%	4/28/00
Class B	-20.41%	—	—	-19.87%	-23.60%	—	—	-20.53%	4/28/00
Class C	-20.41%	—	—	-19.87%	-21.12%	—	—	-19.87%	4/28/00
Class Y	-19.51%	—	—	-19.06%	-19.51%	—	—	-19.06%	4/28/00

Premier International
Class A	-24.79%	—	—	-28.41%	-29.16%	—	—	-30.14%	4/28/00
Class B	-25.47%	—	—	-28.96%	-28.45%	—	—	-29.55%	4/28/00
Class C	-25.45%	—	—	-28.96%	-26.19%	—	—	-28.96%	4/28/00
Class Y	-24.66%	—	—	-28.21%	-24.66%	—	—	-28.21%	4/28/00

Premier Value
Class A	-20.95%	—	—	-8.98%	-25.47%	—	—	-11.17%	4/28/00
Class B	-21.47%	—	—	-9.60%	-24.60%	—	—	-10.33%	4/28/00
Class C	-21.42%	—	—	-9.62%	-22.20%	—	—	-9.62%	4/28/00
Class Y	-20.71%	—	—	-8.74%	-20.71%	—	—	-8.74%	4/28/00

High Yield
Class A	-8.61%	—	—	-6.42%	-12.55%	—	—	-7.48%	12/31/98
Class B	-9.28%	—	—	-7.11%	-11.77%	—	—	-7.29%	12/31/98
Class C	-9.30%	—	—	-8.81%	-10.13%	—	—	-8.81%	10/1/99
Class Y	-8.38%	—	—	-6.19%	-8.38%	—	—	-6.19%	12/31/98

S&P 500 Index	-20.88%	—	—	-20.41%	-20.88%	—	—	-20.41%	4/28/00

Money Market	1.68%	4.44%	—	4.47%	1.68%	4.44%	—	4.47%	2/22/93

Notes to Performance

For periods prior to September 26, 1997, the performance data relating to Class A and B shares of the Mid-Cap Growth Fund, Value Equity Fund, Tax-Exempt Fund and Government Securities Fund reflect the prior performance and expense ratios of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, respectively, each a series of Investors Trust, the assets of which were acquired by the corresponding GE Fund. The Government Securities Fund has not offered Class Y shares since the Fund’s inception, therefore no performance data is shown for Class Y shares of this Fund.

The performance data has been calculated to assume the current maximum sales charges imposed by the Trust, which are generally higher than the sales charges formerly imposed by the Trust.

The mutual fund results are net of fees and expenses and assume changes in share price, reinvestment of dividends and capital gains, and, if applicable, the deduction of any sales charges as set forth under the “Load Adjusted” column. GEAM has voluntarily agreed to reduce or otherwise limit certain expenses of the Trust. Also, certain of the results for funds that were series of Investors Trust were favorably affected by expense waivers or limitations. Absent these limits, the GE Funds’ and Investors Trust Funds’ performance would have been lower.

The Funds may compare their average annual total returns to the returns of the following securities market indices. The Standard & Poor’s (“S&P”) Composite Index of 500 stocks (S&P 500 Index), the S&P Composite Index of 400 mid-cap stocks (S&P Mid-Cap 400 Index), the S&P/BARRA Composite Index of 500 value stocks (S&P 500 Value Index), Morgan Stanley Capital International World Index (MSCI World), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), the Lehman Brothers Municipal Bond Index (LBMI), Lehman Brothers 1-3 Year Government Bond Index (LB 1-3), the Lehman Brothers 10-Year Municipal Index and the Lehman Brothers Government Bond Index, CS First Boston High Yield Index, MSCI Europe Index, Russell 2000 Index and Russell 1000 Value Index are unmanaged indexes and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P Mid-Cap 400 Index is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization of approximately $700 million. The S&P 500 Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. The MSCI World Index is a composite of 1,561 stocks in companies from 22 countries representing the European, Pacific Basin and American regions. The MSCI EAFE Index is a composite of 1,103 stocks of companies from 20 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LBMI is a composite of investment grade, fixed-rate municipal bonds and is considered to be representative of the municipal bond market. The LB 1-3 is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. The Lehman Brothers 10-Year Municipal Index is comprised of 8,987 bonds with a nominal maturity from eight years up to, but not including, 12 years. The Lehman Brothers Government Bond Index is comprised of all U.S. dollar fixed-rate U.S. agency and Treasury bond issues (excluding stripped issues) with remaining maturities greater than one year and with at least $100 million in outstanding issuance. The actual allocation mix of this Fund may have varied from time to time. The results shown for the foregoing indexes assume the reinvestment of net dividends.

The Trust also may advertise the actual annual and annualized total return performance data for various periods of time, which may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data because the latter reflects compounding of return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance.

Aggregate Total Return

The Trust may use “aggregate total return” figures in advertisements, which represent the cumulative change in value of an investment in a Class of shares of a Fund for a specific period, and which reflects changes in the Fund’s share price and reinvestment of dividends and distributions. Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Because distribution and shareholder service fees vary across Classes, the total returns for each Class will differ. Aggregate total return data reflects compounding over a longer period of time than does annual total return data, and therefore aggregate total return will be higher.

“Aggregate total return” represents the cumulative change in the value of an investment in a Class for the specified period and are computed by the following formula:

Aggregate Total Return =	ERV- P
P

Where P =	a hypothetical initial payment of $1,000; and

ERV =

Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Distribution Rate

The Trust may advertise a Fund’s distribution rate and/or effective distribution rate. A Fund’s distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance.

A Fund’s distribution rate measures dividends distributed for a specified period. A Fund’s distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. A Fund’s effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund’s yield is calculated using the standardized formula described above. In contrast, the distribution rate is based on the Fund’s last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

Comparative Performance Information

In addition to the comparative performance information included in the Prospectus and otherwise quoted in sales and advertising materials, the Trust may compare the Fund’s performance with (a) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (b) various unmanaged indices, including the Russell Index, S&P 500 Index, and the Dow Jones Industrial Average or (c) other appropriate indices of investment securities or with data developed by GEAM derived from those indices.

Performance information also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron’s, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare a Fund’s performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical, to that of the Funds. Such comparisons or rankings are made on the basis of several factors, including the size of the Fund, objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

PRINCIPAL STOCKHOLDERS

The following persons are the only persons known by the Trust to hold of record more than 5% of the outstanding shares of any class of the Funds as of December 31, 2002.

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Premier Fund, Class A
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	413,694.950 shares	5.61%

Premier Fund, Class Y
GE Financial Assurance Co. 601 Union Street, Suite 1400 Seattle, WA 98101-2341	330,422.900 shares	12.13%

State Street Bank & Trust Co. TTEE FBO GNA Savings Plan Master Trust Client Ser-W6C 1 Enterprise Dr. No. Quincy, MA 02171-2126	317,678.362 shares	11.66%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4122	184,346.871 shares	6.77%

State Street Bank & Trust Co. TTEE FBO Asset Management Plan for Affiliated GE Companies Master Trust Client Ser-W6C 1 Enterprise Dr. No. Quincy, MA 02171-2126	1,430,852.626 shares	52.53%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Premier Research Equity, Class A
GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St. #14 Seattle, WA 98101-2341	1,018,013.493 shares	76.06%

Premier Research Equity, Class B
Painewebber for the Benefit of Painewebber Customers Rufus J. Caraway P.O. Box 3321 Weehawken, NJ 07086-8154	2,317.525 shares	5.37

GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St. #14 Seattle, WA 98101-2341	10,121.871 shares	23.46%

Premier Research Equity, Class C
Raymond James & Assoc. Inc. Cust. FBO Fox IRA BIN# 74822816 880 Carillon Pkwy St. Petersburg, FL 33716-1100	1,998.899 shares	9.88%

PaineWebber FBO Thomas Anthony Allegretti TTEE Thomas Anthony Allegretti Living Trust DTD 4/28/99 7916 Vassar Avenue Canoga Park, CA 91304-4872	3,542.122 shares	17.50%

State Street Bank & Trust Company IRA R/O, Suzanne L. Destefano 3401 Amherst Circle, Apt 215 Bedford, TX 76021-2381	1,858.736 shares	9.18%

GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	10,121.871 shares	50.00%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Premier Research Equity, Class Y
GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	10,206.983 shares	99.94%

Premier Value Equity, Class A
GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	1,055,949.627 shares	64.89%

State Street Bank & Trust Co. TTEE Centerprise Savings Plan Master Trust Client Service-W6C 805 Pennsylvania Avenue Kansas City, MO 64105-1307	153,894.333 shares	9.46%

Premier Value Equity, Class B
Deborah Norrie Todd Norrie TTEES Tyler Norrie Trust Indenture 312 Russet Lane Southington, CT 06489-1774	4,726.005 shares	7.32%

GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	10,278.973 shares	15.92%

Premier Value Equity, Class C
GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	10,221.294 shares	59.53%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Premier Value Equity, Class C (Cont.)
Painewebber for the Benefit of W. Larry Bryan and Sarah M. Bryan JTWROS 1126 Carthage Drive Jacksonville, FL 32218-8108	2,346.753 shares	13.68%

Premier Value Equity, Class Y
GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	10,506.092 shares	99.94%

Premier International Equity, Class A
GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	1,031,034.757 shares	82.67%

Premier International Equity, Class B
State Street Bank & Trust Cust. IRA R/O Debra D. Dawson 3792 S. Twp. Rd. 165 Tiffin, OH 44883	3,136.770 Shares	14.64%

Name and Address of Record Owner	Amount of Ownership	Percent of Class
Premier International Equity, Class B (Cont.)
GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	10,075.748 shares	47.02%

Premier International Equity, Class C
GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	10,092.292 shares	62.03%

Donaldson Lufkin Jenrette Securities Corp. Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	1,633.189 shares	10.04%

Donaldson Lufkin Jenrette Securities Corp. Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	1,849.767 shares	11.37%

Premier International Equity, Class Y
GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	10,365.389 shares	99.94%

S&P 500 Index
GEFA Holdings Inc. Attn: Jerry Fulps 601 Union St #14 Seattle, WA 98101-2341	2,480,113.695 shares	60.51%

U.S. Equity Fund, Class A
Charles Schwab & Co. Inc. Special Custody Account For the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	631,096.214 shares	5.05%

Name and Address of Record Owner	Amount of Ownership	Percent of Class
U.S. Equity Fund, Class C
Painwebber FBO Dana E. Moore TTEE of Dana E. Moore Revoc. Trust U/A/ DTD 08/19/97 4301 Confederate Point Rd., Apt 244 Jacksonville, FL 32210-5503	15,347.722 shares	5.28%

U.S. Equity Fund, Class Y
State Street Bank & Trust Co., as Trustee FBO Asset Management Plan for Affiliated GE Companies Master Trust Client Service 1 Enterprise Drive No. Quincy, MA 02171-2126	3,349,724.442 shares	28.18%

State Street Bank & Trust Co., Trustee Benchside & Co.—GE Cap. Asset Maint. Master Trust Client Service One Enterprise Drive No. Quincy, MA 02171-2126	1,607,358.016 shares	13.52%

State Street Bank & Trust Co., as Trustee Eastmate & Co. FBO GE Capital Fleet Services Master Trust Client Services 1 Enterprise Drive No. Quincy, MA 02171-2126	1,717,159.989 shares	14.45%

State Street Bank & Trust Co., as Trustee Grampas & Co. Trust FBO Ameridata Technology Master Trust Client Service W6C 1 Enterprise Drive No. Quincy, MA 02171	818,129.192 shares	6.88%

Post & Co. C/o The Bank of New York Attn: Mutual Fund/Reorg Dept. P.O. Box 1066 New York, NY 10286-0001	867,322.200 shares	7.30%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

U.S. Equity Fund, Class Y (Cont.)
Standard Life Assurance Company of Canada c/o Josie Cammisano Investment Accounting 1245 Sherbrooke Street West Flr 16 Montreal, Quebec H3G 1G3	1,487,174.518 shares	12.51%

Small Cap Value Equity Fund, Class A
GE Financial Assurance 601 Union St. Seattle, WA 98101-2341	939,368.382 shares	24.33%

Small Cap Value Equity Fund, Class B
GE Financial Assurance 601 Union St. Seattle, WA 98101-2341	666,740.792 shares	45.52%

Small Cap Value Equity Fund, Class C
Bear Stearns Securities Corp. FBO 493-91612-14 1 Metrotech Center N. Brooklyn, NY 11201-3870	27,987.619 shares	5.03%

Sterling Trust Company Cust. Grand Vehicle Works Holding Co. 1380 Lawrence St., Ste. 1400 Denver, CO 80204-2060	33,544.017 shares	6.02%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Small Cap Value Equity Fund, Class Y
Aggressive Allocation Lifestyle Fund Omnibus Account—Underlying Fund Attn Mary Stone GE Investment Services 3003 Summer St Stamford, CT 06905-4316	113,294.671 shares	13.64%

State Street Bank & Trust Company TTEE GE Universal Plan Master Trust Client Service—W6C 1 Enterprise Drive Quincy, MA 02171-2126	48,203.037 shares	5.80%

Moderate Allocation Lifestyle Fund Omnibus Account—Underlying Fund Attn Mary Stone GE Investment Services 3003 Summer St Stamford, CT 06905-4316	65,145.222 shares	7.84%

Key Bank NA TTEE FBO Cole National – Cash P.O. Box 94871 Cleveland, OH 44101-4871	114,766.641 shares	13.81%

Wesbanco Trust & Inv. Services C/F Oglebay Institute 1 Bank Plaza Wheeling, WV 26003-3543	76,683.548 shares	9.23%

National City Bank TTEE Hathaway Brown Trust 08/27/02 Attn: Trust Mutual Funds P.O. Box 94984 Cleveland, OH 44101-4984	170,672.818 shares	20.54%

State Street Bank & Trust Co. TTEE FBO GNA Savings Plan Master Trust Client Ser—W6C 1 Enterprise Drive No. Quincy, MA 02171-2126	171,739.739 shares	20.67%

Name and Address of Record Owner	Amount of Ownership	Percent of Class
Mid-Cap Growth Fund, Class A
GNA Corporation Attn: Investments—Accounting Two Union Square—14th Floor 601 Union Street Seattle, WA 98101-2341	727,252.129 shares	26.08%

Mid-Cap Growth Fund, Class C
GE Financial Assurance Co 601 Union St STE 1400 Seattle, WA 98101-2341	8,948.872 shares	17.48%

Donaldson Lufkin Jenrette Securities Corp. P.O. Box 2052 Jersey City, NJ 07303-2052	2,802.243 shares	5.48%

State Street Bank & Trust Cust IRA R/O John F. Kiley 5 Mayfair Ct Ipswich, MA 01938-1693	3,000.487 shares	5.86%

Circle Trust Co. Cust. The Cobalt Group Inc. 401K Metro Center One Station Place Stamford, CT 06902-6800	3,473.377 shares	6.79%

Circle Trust Company C/F Goldk Omnibus Account Metro Center One Station Place Stamford, CT 06902-6800	5,471.753 shares	10.69%

Attn: Mutual Funds Fiserv Securities Inc. FAO 15147812 One Commerce Square 2005 Market Street, Suite 1200 Philadelphia, PA 19103-7008	2,668.204 shares	5.21%

Name and Address of Record Owner	Amount of Ownership	Percent of Class
Mid-Cap Growth Fund, Class C (Cont.)
Donaldson Lufkin Jenrette Securities Corp Inc. PO Box 2052 Jersey City, MJ 07303-2052	4,871.153 shares	9.52%

Mid-Cap Growth Fund, Class Y
State Street Bank & Trust Co TTEE GE Universal Plan Master Trust Client Ser–W6C 1 Enterprise Dr. Quincy, MA 02171-2126	7,309.175 shares	99.93%

Mid-Cap Value Fund, Class A
State Street Bank & Trust Co C/F the Rollover IRA of Emmet E. Delay 7 Macaffer Drive Albany, NY 12204-1207	27,753.701 shares	8.39%

Spectrulite Consortium Inc Madison Hrly Employee Pension Plan Chris A. Barnes & Patrick J. Knoll Trustees 1001 College Street, P. O. Box 258 Madison, IL 62060-0258	27,807.248 shares	8.41%

Mid-Cap Value Fund, Class B
PaineWebber for the Benefit of Dr. Christopher Johnson & Nancy Johnson JTWROS 25 Woodbine Street Little Silver, NJ 07739-1312	9,785.565 shares	22.75%

Mid-Cap Value Fund, Class C
Raymond James & Assoc. Inc. FBO Richardson BIN# 50050243 880 Carillon Pkwy St. Petersburg, FL 33716-1100	3,029.826 shares	5.23%

Name and Address of Record Owner	Amount of Ownership	Percent of Class
Mid-Cap Value Fund, Class C (Cont.)
Raymond James & Assoc. Inc. FBO Gilbert, E. BIN# 50265168 880 Carillon Pkwy St. Petersburg, FL 33716-1100	4,039.766 shares	6.98%

Raymond James & Assoc. Inc. FBO Siler Fam. T. BIN# 82479255 880 Carillon Pkwy St. Petersburg, FL 33716-1100	2,942.396 shares	5.08%

Raymond James & Assoc. Inc. FBO Ashton Trust BIN# 83114325 880 Carillon Pkwy St. Petersburg, FL 33716-1100	3,528.583 shares	6.10%

Raymond James & Assoc. Inc. FBO Siler IRA BIN# 88665878 880 Carillon Pkwy St. Petersburg, FL 33716-1100	3,718.689 shares	6.42%

Mid-Cap Value Fund, Class Y
Colonial Penn Insurance Company Attn: Jerry Fulps 601 Union St., Ste. 1400 Seattle, WA 98101-2341	1,071,589.540 shares	100.0%

Value Equity Fund, Class A
GNA Corporation Attn: Investments—Accounting Two Union Square—14th Floor 601 Union Street Seattle, WA 98101-2341	491,952.276 shares	9.57%

Name and Address of Record Owner	Amount of Ownership	Percent of Class
Value Equity Fund, Class C
Circle Trust Company Custodian Bruce T. Lessien MD Safe Harbour 401K Metro Center 1 Station Pl. Stamford, CT 06902-6800	23,652.405 shares	14.02%

Value Equity Fund, Class Y
The Horace Bushnell Memorial Hall 166 Capitol Ave Hartford, CT 06106-1646	263,318.248 shares	53.94%

First Union National Bank Omnibus Reinvest/Reinvest 1525 West Wt Harris Blvd., CMG 3C4 Charlotte, NC 28262-1151	35,973.178 shares	7.37%

Nabob Co. PO Box 7088 Wyomissing, PA 19610-6088	44,662.952 shares	9.15%

Wendel & Co. FBO Smith & Newphew C/O Bank of New York Mutual Fund Reorg Dept. P.O. Box 1066, Wall Street Station New York, NY 10868	142,172.293 shares	29.13%

Global Fund, Class C
GE Financial Assurance Co 601 Union St Ste 1400 Seattle, WA 98101-2341	3,732.352 shares	16.99%

Sterling Trust Company Custodian FBO First Impressions Lithographic 1380 Lawrence Street, Suite 1400 Denver, CO 80204-2060	3,633.909 shares	16.54%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Global Fund, Class C (Cont.)
Donaldson Lufkin Jenrette Securities Corp. Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	2,766.621 shares	12.59%

Donaldson Lufkin Jenrette Securities Corp. Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	1,607.143 shares	7.32%

Global Fund, Class Y
State Street Bank & Trust Co., as Trustee Eastmate & Co. Trust FBO GE Capital Fleet Services Master Trust Client Service 1 Enterprise Drive No. Quincy, MA 02171-2126	719,855.169 shares	91.70%

GE Client Business Services Inc. Finback & Co. Master Trust Client Services W6C 1 Enterprise Drive N. Quincy, MA 02171-2126	39,258.570 shares	5.00%

Name and Address of Record Owner	Amount of Ownership	Percent of Class
International Fund, Class A
Moderate Strategy Lifestyle Fund Omnibus Account—Underlying Fund Attn: Mary Stone GE Investment Services 3003 Summer Street Stamford, CT 06905-4316	226,274.503 shares	12.48%

State Street Bank & Trust Co. FBO Aggregate Industries INC 1 Enterprise Dr. N. Quincy, MA 02171-2126	265,505.507 shares	14.64%

Aggressive Strategy LifeStyle Fund Omnibus Account—Underlying Fund Attn: Mary Stone GE Investment Services 3003 Summer St. Stamford, CT 06905-4316	103,548.473 shares	5.71%

Name and Address of Record Owner	Amount of Ownership	Percent of Class
International Fund, Class C
Walter Davis Linda D. Davis JTWROS 2684 10th Avenue Merced, CA 95340-3106	4,943.900 shares	6.56%

Mary S. Swift TTEE U/A Dated 8/30/1991 William A. Swift Decedents Trust B 10736 Stone Road Oakdale, CA 95361-9514	3,833.333 shares	5.09%

Circle Trust Co. Cust. The Cobalt Group Inc. 401K Metro Center One Station Place Stamford, CT 06902-6800	4,004.673 shares	5.32%

Circle Trust Company Custodian Bruce T. Lessien MD Safe Harbour 401K Metro Center One Station Place Stamford, CT 06902-6800	22,253.357 shares	29.55%

International Fund, Class Y
State Street Bank & Trust Co TTEE Benchside & Co.—GE Cap Asst Maint Master Trust Client SER-W6C 1 Enterprise Dr N. Quincy, MA 02171-2126	386,273.934 shares	14.03%

Aggressive Allocation LifeStyle Fund Omnibus Account—Underlying Fund Attn: Mary Stone GE Investment Services 3003 Summer Street Stamford, CT 06905-4316	163,442.246 shares	5.94%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

International Fund, Class Y (Cont.)
State Street Bank & Trust Co. TTEE FBO Asset Mngt Plan for Affiliated GE Companies Master Trust Client SER-W6C 1 Enterprise Dr. N. Quincy, Ma 02171-2126	1,093,944.627 shares	39.73%

State Street Bank & Trust Company TTEE Grampas & Co Trust FBO Ameridata Technology Master Trust Client Services W6C 1 Enterprise Drive N. Quincy, MA 02171-2126	549,189.962 shares	19.94%

Europe Fund, Class A
GE Financial Assurance 601 Union St Ste 1400 Seattle, WA 98101-2341	23,480.123 shares	10.13%

Michael D. Fraizer Elizabeth M Royer Fraizer JT WROS 8301 Paigley Pl Richmond, VA 23229-8429	18,932.898 shares	8.17%

Painewebber for the Benefit of Beverly Fischgrund TTEE Fischgrund Trust DTD 2/10/98 1025 North Crescent Drive Beverly Hills, CA 90210-2803	12,135.922 shares	5.24%

Europe Fund, Class B
GE Financial Assurance 601 Union ST STE 1400 Seattle, WA 98101-2341	11,625.908 shares	28.33%

Raymond James & Assoc Inc FBO FBO Metz 880 Carillon Parkway St. Petersburg, FL 33716-1100	3,471.496 shares	8.46%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Europe Fund, Class B (Cont.)
J.J.B. Hilliard, W.L. Lyons, Inc. Hilliard Lyons Customer for Daniel G. Knauss IRA 501 S. 4th Street Louisville, KY 40202-2520	2,793.068 shares	6.81%

Mir Jafar Shah 4 Natoma Dr Oakbrook, IL 60523-7712	2,459.124 shares	5.99%

Raymond James & Assoc Inc FBO FBO Fabris IRA BIN # 75605901 880 Carillon Parkway St. Petersburg, FL 33716-1100	4,065.566 shares	9.91%

Raymond James & Assoc Inc FBO FBO Lucey WF&AL BIN # 24252804 880 Carillon Parkway St. Petersburg, FL 33716-1100	2,172.146 shares	5.29%

Europe Fund, Class C
GE Financial Assurance Co 601 Union St Ste 1400 Seattle, WA 98101-2341	8,280.998 shares	79.53%

Donaldson Lufin Jenrette Securities Corp. Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	1,166.650 shares	11.20%

Europe Fund, Class Y
GE Life and Annuity Assurance Company Attn: Jerry Fulps 601 Union St Ste 1400 Seattle, WA 98101-2341	1,202,328.605 shares	100.0%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Strategic Fund, Class Y
State Street Bank & Trust Co., Trustee Benchside & Co.,—GE Cap. Asset Maint. Master Trust Client Service One Enterprise Drive No. Quincy, MA 02171-2126	791,319.541 shares	19.10%

State Street Bank & Trust Co., as Trustee Eastmate & Co. FBO GE Capital Fleet Services Master Trust Client Service 1 Enterprise Drive No. Quincy, MA 02171-2126	817,475.664 shares	19.73%

State Street Bank & Trust Co., as Trustee Grampas & Co. Trust FBO Ameridata Technology Master Trust Client Service 1 Enterprise Drive No. Quincy, MA 02171-2126	495,274.879 shares	11.95%

State Street Bank & Trust Co., as Trustee FBO Asset Management Plan for Affiliated GE Companies Master Trust Client Service 1 Enterprise Drive No. Quincy, MA 02171-2126	1,577,354.882 shares	38.07%

Pension Plan for Employees of Insulating Materials Incorporated Jurg Brunner Trustee 1 West Campbell Road Schenectady, NY 12306-2442	233,427.711 shares	5.63%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Tax-Exempt Fund, Class A
Richard M Kelleher 47 Crooked Ln Duxbury, MA 02332-3903	324,856.444 shares	11.47%

Tax-Exempt Fund, Class B
Theodore A. Boyuls 5 Jamaica Village Road Coronado, CA 92118-3208	20,148.647 shares	6.08%

Tax-Exempt Fund, Class C
Donaldson Lufkin Jenrette Securities Corp Inc. PO Box 2052 Jersey City, NJ 07303-2052	15,112.769 shares	5.28%

Raymond James & Associates Inc. FBO Bohlman, John BIN# 50384246 880 Carillon Parkway St. Petersburg, FL 33716-1100	17,667.491 shares	6.18%

Raymond James & Associates Inc. FBO Cheatham, R BIN# 47294395 880 Carillon Parkway St. Petersburg, FL 33716-1100	16,348.055 shares	5.72%

BNY Clearing Services LLC Wendel & Co. 72500 111 East Kilbourn Avenue Milwaukee, WI 53202-6633	44,579.611 shares	15.59%

Bear Stearns Securities Corp. FBO 784-12810-20 One Metrotech Center North Brooklyn, NY 11201-3870	22,757.033 shares	7.96%

Tax-Exempt Fund, Class Y
GE Asset Management Incorporated 3003 Summer Street Stamford, CT 06905-4316	2,329.089 shares	97.17%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

High Yield Fund Class A
Moderate Strategy Lifestyle Fund Omnibus Account—Underlying Fund Attn Mary Stone GE Investment Services 3003 Summer St Stamford, CT 06905-4316	104,337.094 shares	10.72%

Aggressive Strategy Lifestyle Fund Omnibus Account—Underlying Fund Attn Mary Stone GE Investment Services 3003 Summer St Stamford, CT 06905-4316	50,956.82- shares	5.24%

State Street Bank & Trust Co. C/F The Rollover IRA of Joseph R. Royer 3095 N Course Dr Apt 1011 Pompano Beach, FL 33069-3306	66,004.107 shares	6.78%

State Street Bank & Trust Co. TTEE Centerprise Savings Plan Master Trust Client Services—W6C Attn: Theresa Blackwell 805 Pennsylvania Avenue Kansas City, MO 64105-1307	54,787.436 shares	5.63%

State Street Bank & Trust Co. C/F The Rollover IRA of Henry I. Steckler 8D Seabreeze Avenue Milford, CT 06460-7946	59,829.625 shares	6.15%

State Street Bank & Trust Co. C/F The Rollover IRA of Robert G. Scheffler P.O. Box 87 Kattskill Bay, NY 12844-0087	51,618.552 shares	5.30%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

High Yield Fund Class C
Mary S. Swift TTEE U/A Dated 8/30/1991 William A. Swift Decedents Trust B 10736 Stone Road Oakdale, CA 95361-9514	6,574.924 shares	8.14%

Margaret F. Nathan TTEE UA DTD 01/15/1998 Nathan Survivors Trust 7730 Kedvale Ave Skokie, IL 60076-3602	14,158.003 shares	17.53%

GE Financial Assurance 601 Union St STE 1400 Seattle, WA 98101-2341	9,810.248 shares	12.14%

Walter R. Davis Linda D. Davis JTWROS 2684 10th Avenue Merced, CA 95340-3106	8,523.926 shares	10.55%

Donaldson Lufkin Jenrette Securities Corp. Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	6,561.680 shares	8.12%

High Yield Fund Class Y
GE Financial Assurance 601 Union St Ste 1400 Seattle, WA 98101-2341	2,915,977.442 shares	95.28%

Fixed Income Fund, Class A
State Street Bank & Trust Co. TTEE FBO Aggregate Industries INc. 1 Enterprise Drive N. Quincy, MA 02171-2126	614,261.899 shares	5.08%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Fixed Income Fund, Class C
Donaldson Lufkin Jenrette Securities Corp Inc. PO Box 2052 Jersey City, NJ 07303-2052	8,979.143 shares	7.11%

Walter R. Davis Linda D. Davis JTWROS 2684 10th Avenue Merced, CA 95340-3106	6,816.767 shares	5.40%

State Street Bank & Trust Company IRA R/O George J. Turner 254 Hancock Street Brooklyn, NY 11216-2201	15,930.801 shares	12.62%

Fixed Income Fund, Class Y
State Street Bank & Trust Co., Trustee Benchside & Co.—GE Cap. Asset Maint. Master Trust Client Service One Enterprise Drive No. Quincy, MA 02171-2126	900,723.052 shares	12.05%

State Street Bank & Trust Co. TTEE FBO Asset Management Plan for Affiliated GE Companies Master Trust Client Ser-W6C 1 Enterprise Drive No. Quincy, MA 02171-2126	2,843,940.985 shares	38.04%

State Street Bank & Trust Co., as Trustee Eastmate & Co. Trust FBO GE Capital Fleet Services Master Trust Client Service 1 Enterprise Drive No. Quincy, MA 02171-2126	1,027,330.740 shares	13.74%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Fixed Income Fund, Class Y (Cont.)
State Street Bank & Trust Co., TTEE Grampas & Co. Trust FBO Ameridata Technology Master Trust Client Service-W6C One Enterprise Drive No. Quincy, MA 02171-2126	595,715.633 shares	7.97%

Short-Term Government Fund, Class C
Circle Trust Company Custodian Bruce T. Lessien MD Safe Harbour 401K Metro Center 1 Station Place Stamford, CT 06902-6800	22,846.439 shares	5.67%

State Street Bank & Trust Cust. IRA R/O Evelyn Garcia 8716 SW 79th Pl. Miami, FL 33143-7039	28,479.847 shares	7.07%

Donaldson Lufkin Jenrette Securities Corp Inc. PO Box 2052 Jersey City, NJ 07303-2052	35,848.887 shares	8.90%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Short-Term Government Fund, Class Y
State Street Bank & Trust Company TTEE GE Universal Plan Master Trust Client Services—W6C 1 Enterprise Drive Quincy, MA 02171-2126	5,958.751 shares	6.12%

Cumberland Resources Corporation P.O. Box 2560 Wise, VA 24293-2560	85,127.174 shares	87.42%

Building with Books Inc. P.O. Box 16741 Stamford, CT 06905-8741	6,185.503 shares	6.35%

Government Securities Fund, Class C
Mildred Helen Schuh 13740 SW 109th Street Miami, FL 33188-0001	15,314.395 shares	12.64%

Geraldean Edge 11329 SW 109th Rd., Apt. D Miami, FL 33176-8417	8,824.782 shares	7.29%

State Street Bank & Trust Cust. IRA R/O Robert H. Krebs 1005 Shadyside Lane Weston, FL 33327-1856	11,636.329 shares	9.61%

Barbara Wander 9822 Malvern Drive Tamarac, FL 33321-1995	6,092.015 shares	5.03%

Donaldson Lufkin Jenrette Securities Corp. Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	12,697.619 shares	10.48%

Donaldson Lufkin Jenrette Securities Corp. Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	6,579.847 shares	5.43%

Name and Address of Record Owner	Amount of Ownership	Percent of Class

Government Securities Fund, Class C (Cont.)
Donaldson Lufkin Jenrette Securities Corp. Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	6,579.847 shares	5.43%

Donaldson Lufkin Jenrette Securities Corp. Inc. P.O. Box 2052 Jersey City, NJ 07303-2052	6,579.847 shares	5.43%

As of December 31, 2002: (i) the current Trustees and officers of the Trust, as a group, beneficially owned less than 1% of each Fund’s outstanding shares; (ii) GE Financial Assurance (“GEFA”), a Virginia corporation, owned 83.86% of the outstanding shares of the Europe Equity Fund and 65.55% of the outstanding shares of High Yield Fund; (iii) Colonial Penn Insurance Company (“Colonial Penn”), a Pennsylvania corporation, owned 71.29% of the outstanding shares of the Mid-Cap Value Fund; (iv) GE Financial Assurance Holdings, Inc. (“GEFAH”), a Delaware corporation, owned 74.25% of the outstanding shares of the Premier Research Fund; 63.21% of the outstanding shares of the Premier Value Fund; 81.96% of the outstanding shares of the Premier International Fund; 60.51% of the outstanding shares of the S&P 500 Index Fund; and (v) State Street Bank & Trust Company (“State Street”), as Trustee, owns 26.27% of the outstanding shares of the Global Fund. So long as GEFA, Colonial Penn, GEFAH and State Street own more than 25% of the outstanding shares of the referenced Funds, they may be deemed to control these Funds.

FUND HISTORY AND ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the “Declaration”).

Currently, there are twenty three funds in the Trust. The U.S. Equity Fund was established as a series of the Trust on August 24, 1992. The Global Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund and the Money Market Fund were added as series of the Trust on November 11, 1992. The Short-Term Government Fund and the International Fund were added as series of the Trust on March 1, 1994. The Mid-Cap Growth Fund and the International Income Fund were added as series of the Trust on June 17, 1994. The Premier Fund was added as a series of the Trust on July 22, 1996. The Value Equity Fund and the Government Securities Fund were added as series of the Trust on June 2, 1997. The Small-Cap Value Fund, the Small-Cap Growth Fund, the Mid-Cap Value Fund and the High Yield Fund were added as series of the Trust on May 8, 1998. The Europe Fund was added as series of the Trust on November 6, 1998. The Premier Research Fund, the Premier International Fund, the Premier Value Fund and the S&P 500 Index Fund were added as series of the Trust on December 13, 1999.

On September 26, 1997, the Trust, on behalf of GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund, GE Government Securities Fund and GE Short-Term Government Fund, acquired all or substantially all of the assets of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund, Investors Trust Government Fund and Investors Trust Adjustable Rate Fund, respectively (each a series of Investors Trust).

In the interest of economy and convenience, physical certificates representing shares of a Fund are not issued. State Street maintains a record of each shareholder’s ownership of shares of a Fund.

Shareholder Liability. Massachusetts law provides that shareholders of the Funds may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of a Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Funds in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Funds.

Shareholder Rights and Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in a Fund’s investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. The Board of Trustees may amend the Declaration of Trust without the vote of shareholders in order to conform the provisions to tax or regulatory requirements, or to make other changes which do not materially affect the rights of shareholders. In addition, the Trustees may reclassify and redesignate any series or class of shares outstanding, as long as the action does not materially adversely affect the rights of the affected shareholders.

When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

Counsel. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel for the Trust.

Independent Accountants. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants of the Trust. Coopers & Lybrand L.L.P. (one of the predecessor firms of PricewaterhouseCoopers LLP), One Post Office Square, Boston, Massachusetts 02109, served as independent accountants to Investors Trust, all or substantially all the assets of which were acquired by the Trust on September 26, 1997.

FINANCIAL STATEMENTS

The Annual Report dated September 30, 2002, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Reports. On June 11, 1999, the Board of Trustees of GE Funds approved a share class redesignation (the “Redesignation”) for each of the Funds, except the Money Market Fund, effective September 17, 1999. The Redesignation will combine each Fund’s respective Class A and Class C shares into a single class and Class D shares will be renamed Class Y shares. At the same time, the Trustees also approved, effective September 17, 1999, a 0.25% reduction in the annual distribution and shareholder servicing fee rate for Class A shareholders. The Annual Report dated October 31, 1996 for Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, which are the predecessor funds to the Mid-Cap Growth Fund, the Value Equity Fund, the Tax-Exempt Fund and the Government Securities Fund, respectively (collectively with the Annual Report for GE Funds, the “Financial Reports”), are incorporated herein by reference.

The International Income Fund and the Small-Cap Growth Equity Fund have not yet commenced operations and have no assets as of the date of this SAI. The Trust will furnish, without charge, a copy of the Financial Reports, upon request to the Trust at P.O. Box 120065, Stamford, CT 06912-0065, (800) 242-0134.

APPENDIX

DESCRIPTION OF RATINGS

Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated “A-1.”

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer’s products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating

F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment; liquidity factors and company fundamentals are sound.

Thomson BankWatch Inc. employs the rating TBW-1 to indicate issues having a very high degree of likelihood of timely payment. TBW-2 indicates a strong degree of safety regarding timely payment, however, the relative degree of safety is not as high as for issues rated TBW-1. While the rating TBW-3 indicates issues that are more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. The lowest rating category is TBW-4; this rating is regarded as non-investment grade and, therefore, speculative.

Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P’s ratings of A-1+ and A-1 as being in S&P’s highest rating category.

Description of S&P Corporate Bond Ratings

AAA—This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

BB, B and CCC—Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody’s Corporate Bond Ratings

Aaa—Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

AAA — Prime — These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds — In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds — Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade — The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade — Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

General Obligations Bonds — There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds — Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB — Medium Grade — Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

General Obligation Bonds — Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

Revenue Bonds—Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which no interest is being paid.

D—Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody’s Municipal Bond Ratings

Aaa—Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B—Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody’s Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.